CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.11(c) Redacted

RESTATED AND AMENDED
MASTER PURCHASE AGREEMENT

THIS RESTATED AND AMENDED MASTER PURCHASE AGREEMENT (this “Agreement”), effective as of November 15, 2006, is entered into by and between Ericsson Inc., a Delaware corporation (“Ericsson”), and Rural Cellular Corporation, a Minnesota corporation, having a place of business at 3905 Dakota Street, Alexandria, MN 56308 (“Customer”).

WHEREAS, Ericsson has supplied Customer with a wireless network products and services and various hosted service applications under a Master Purchase Agreement, dated March 14, 2002 (“March 14th MPA”) and Customer would like to continue to purchase such products and services from Ericsson under new terms and conditions set forth in this Agreement with respect to the wireless network products and services and with respect to the hosted services in a new hosted services agreement executed contemporaneously with this Agreement (the “Hosted Services Agreement”); and

WHEREAS, Customer and Ericsson have agreed that the business structure established pursuant to this Agreement will achieve the objectives contemplated by the parties in establishing a new flexible framework governing the standard terms and conditions upon which Ericsson will provide to Customer, and Customer will purchase from Ericsson, those certain specified wireless network products and services pursuant to this Agreement and the hosted services pursuant to the Hosted Services Agreement;

NOW, THEREFORE, Ericsson and Customer hereby agree as follows:

1.
Scope of Agreement. This Agreement establishes the standard terms and conditions that will apply to network products and services provided by Ericsson to Customer as mutually agreed upon from time to time by Ericsson and Customer in accordance with a written purchase order issued by Customer and accepted by Ericsson (a “Purchase Order”) pursuant to the provisions of this Agreement.

2.
Term. The term of this Agreement shall commence upon Customer’s fulfillment of its commitment to purchase $*** of Eligible Products from Ericsson as provided in Section 27 of the March 14th MPA (the “Effective Date”). The parties agree to document the Effective Date by executing a confirming memorandum in substantially the form attached hereto as Schedule 1. This Agreement shall remain in effect until it is otherwise terminated in accordance with the terms of this Agreement or it expires at the end of a four-year period that commences on the Effective Date (such four-year period hereinafter referred to as the “4-Year Period”). This Agreement will automatically extend for successive one (1) year periods unless either party provides to the other party a written notice of termination no less than sixty (60) days prior to the expiration of the then existing term. Notwithstanding the expiration or termination of this Agreement for any reason, each Purchase Order issued by Customer and accepted by Ericsson prior to the date of such expiration or termination will remain in full force and effect in accordance with the provisions thereof, including each of the provisions of this Agreement incorporated by reference into such Purchase Order.

3.
Purchase Order. From time to time during the term of this Agreement, Customer will issue a purchase order to Ericsson for the purchase of the products and services hereunder. Such purchase order will include at least the following information: (a) reference to this Agreement, (b) Customer's purchase order number, (c) description of the products and services to be purchased by Customer from Ericsson, (d) applicable prices, (e) location to which the products are to be shipped, (f) requested delivery date, and (g) location to which invoice(s) will be rendered for

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

payment. Upon receipt of such purchase order, Ericsson shall within ten (10) days of receipt of the purchase order notify Customer in writing of Ericsson’s acceptance or rejection (together with a reasonable explanation for any such rejection) of such purchase order; provided that Ericsson will use its good faith efforts to accept each such purchase order issued by Customer.

4. Net Pricing.

(a) Background. As provided in Section 29 of the March 14th MPA, Ericsson granted Customer (i) a discount of ***% on the Eligible Products, and (ii) a trailing credit of *** % of the Eligible Products, until Customer purchased certain committed amount of the Eligible Products, at which time the following discounts and credits would then apply:

Table 1
Millions of Dollars	Discounts	Credits	Total
$1 to $***	***%	***%	***%
$*** to $***	***%	***%	***%
$*** and up	***%	***%	***%

Customer has now purchased the committed amount of the Eligible Products and believes that the discounts and credits in Table 1 above may not be economically feasible for Customer. In the interest of its strategic relationship with Customer, Ericsson hereby agrees to provide Customer with the discount and credit structure set forth herein, which Customer hereby acknowledges is more favorable than the discounts and credits set forth in Table 1 above.

(b) Net Pricing of Existing Products and Services. During the term of this Agreement, Customer may purchase from Ericsson, and Ericsson may provide to Customer, the products and services listed in Exhibit A hereto, at the applicable net prices set forth in Exhibit A hereto (net of any discounts), which net prices reflect the application of the following discounts:

Software
Discount Percentage for BSC Software Products	Discount Percentage for MSC and OSS Software Products
***%	***%

Hardware
Discount Percentage for Hardware Products	Discount Percentage for TRU Products
***	***%

Services not listed on Exhibit A or otherwise referenced in this Agreement will not be eligible for discounts and the parties shall negotiate in good faith and mutually agree in writing on the price for such services on a case-by-case basis.

If Customer can demonstrate (by reference to an invoice previously issued by Ericsson and paid by Customer) that Customer has purchased from Ericsson a product or service at a gross price (before application of any discounts or credits) that is lower than the gross price used to establish the net price in Exhibit A, then Ericsson shall sell such product or service to Customer at a net price calculated using the lower gross price.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

(c) Net Pricing of New Products and Services. The parties shall negotiate in good faith and mutually agree in writing on the net price of any new product or service that does not appear on Exhibit A or that Customer has not previously purchased from Ericsson. Ericsson hereby agrees and represents that such net price will be equal to or lower than (i) Ericsson’s Internal Reference Price, as described below, net of the applicable discount set forth in Section 4(b) above, and (ii) the price generally offered by Ericsson to Cingular Wireless’s roaming partners in the United States. As used herein, “Ericsson’s Internal Reference Price,” with respect to a product or service, is the price which is (a) set by Ericsson’s affiliate responsible for the management of such product or service, based on factors, such as market input, the product’s or service’s original business case, targets for profitability, and third party items, and (b) published by such Ericsson affiliate and suggested as the price to be offered by Ericsson to its customers for such product or service.

5.	Price Credits. In addition to the Net Pricing described in Section 4, Ericsson shall provide RCC with the following credits:

(a)	$*** Purchase Incentive Credit. Ericsson will issue to Customer a purchase incentive credit equal to the sum of $***, as follows:

(1)	$*** credit upon execution of this Agreement.

(2)	$*** credit when Customer’s purchase of Ericsson products and services during the 4-Year Period reaches a total of $*** (net of any and all discounts).

(3)	$*** credit when Customer’s purchase of Ericsson products and services during the 4-Year Period reaches a total of $*** (net of any and all discounts).

(4)	$*** credit when Customer’s purchase of Ericsson products and services during the 4-Year Period reaches a total of $*** (net of any and all discounts).

Upon receipt of any such credit, Customer must use such credit within twelve (12) months after its issuance and may use such credit only against current accounts receivable or against future purchases of products and services from Ericsson pursuant to either this Agreement or the Hosted Services Agreement.

As used in this Section 5(a), a “purchase” takes place upon the occurrence of both (i) Ericsson’s acceptance of a purchase order issued by customer for product or service pursuant to this Agreement or the Hosted Services Agreement, and (i) Ericsson’s issuance of an invoice for such product or service.

(b)	$*** Network Credit. Ericsson will issue to Customer a network credit equal to the sum of $***, as follows:

(1)
On February 16, 2008 (or such earlier date as Customer may elect by providing a written notice to Ericsson of its intent to take the credit early but in not event earlier than July 1, 2007), Ericsson will issue to Customer a credit of $***, as long as Customer is not then in breach of any of the material terms and conditions of this Agreement. Upon receipt of such credit of $***, Customer must use such credit during the 4-Year Period and may only be used by Customer against current accounts receivable or against future purchases of products and services

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

from Ericsson. This credit of $*** shall survive the early termination of this Agreement if this Agreement is terminated for any reason prior to the expiration of the 4-Year Period.

(2)
From time to time prior to February 15, 2008, Customer may purchase from Ericsson CDMA equipment, software, and related services. With respect to each such purchase, Ericsson will issue to Customer (i) an invoice for the applicable price (net all discounts and credits), and (ii) a credit memorandum for such applicable price; provided that the sum of all such credits will not exceed $***.

(3)
From time to time prior to February 15, 2008, Customer may purchase from Ericsson the services to implement and test the integration of Ericsson’s Mail-2-go, MMS and SMS solutions to Customer’s new CDMA core network. With respect to each such purchase, Ericsson will issue to Customer (i) an invoice for the applicable price (net all discounts and credits), and (ii) a credit memorandum for such applicable price; provided that the sum of all such credits will not exceed $***.

(c)	$*** GSM/WCDMA Overlay Credit. Ericsson will issue to Customer a GSM overlay credit equal to the sum of $***, as follows:

(1)
In the event that during the period commencing on January 1, 2008 and ending on the expiration of the 4-Year Period, Customer purchases from Ericsson the GSM and/or WCDMA equipment, software and services to overlay Customer’s *** CDMA market, Ericsson will issue to Customer (i) an invoice for the applicable price (net all discounts and credits), and (ii) a credit memorandum for such applicable price; provided that the sum of all such credits will not exceed $***.

(2)
In the event that Customer purchases from Ericsson the new Mobile Softswitch equipment, software and related services during the 4-Year Period, Ericsson will issue to Customer (i) an invoice for the applicable price (net all discounts and credits), and (ii) a credit memorandum for such applicable price; provided that the sum of all such credits will not exceed $***.

6.	BSC Pricing Structure. Ericsson hereby agrees to provide Customer with a “hybrid pay-as-you-grow” BSC pricing structure, as follows:

(a)
New BSCs. With respect to each BSC to be purchased by Customer from Ericsson after the Effective Date, Customer will pay to Ericsson the applicable purchase price of all hardware, the fees for the services, and the license fee for a minimum of *** TRU software licenses with the initial purchase order.

(b)
New BSC Expansion. With respect to each BSC expansion to be purchased by Customer from Ericsson after the Effective Date, Customer will pay to Ericsson the applicable purchase price of all hardware, the fees for the services with the expansion order, and the license fee for such TRU software licenses as deemed necessary by Customer with the initial purchase order.

If there is any TRU capacity remaining in the BSC or BSC expansion (beyond the number of TRUs for which the software licenses are paid by Customer in its initial or expansion order), Ericsson and Customer hereby agree as follows:

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

(1) Prior to the end of each calendar quarter, Ericsson will audit such BSC and BSC expansion and will notify Customer in a written quote of the TRU capacity which was used by RCC in that calendar quarter and for which Customer has not then already paid the license fee to Ericsson.

(2)
Within ten (10) days following Customer’s receipt of the written notification provided by Ericsson in accordance with subsection (1) above, Customer will issue a purchase order to Ericsson for purchase of the software license for such TRU capacity.

(3)	Upon receipt of such purchase order, Ericsson will issue an invoice to Customer for the applicable license fee for such the software license for such TRU capacity.

For avoidance of doubt, software licenses are not transferable; provided that relocation of the hardware (of which the software is an integral component) by Customer will not constitute a transfer of the software.

7.
System Support and Hardware Support. Customer may purchase from Ericsson the system support described in Section 1 of Exhibit D hereto (“System Support”) and the hardware repair and return services described in Section 2 of Exhibit D hereto (“Hardware Support”), at the applicable annual service fees set forth in Exhibit A hereto or the other applicable fees and charges set forth in Sections 4(b) and 4(c) of Exhibit D hereto. Customer may purchase Hardware Support from Ericsson on an ad hoc basis, at the applicable service fees set forth in Exhibit A hereto. Ericsson will provide System Support to Customer for its NW TDMA network for a period of *** commencing upon the Effective Date at no additional charge. Unless otherwise mutually agreed in writing by the parties, System Support and Hardware Support for the CDMA network elements will cease on ***.

8.	Software Releases.

(a)
Software Upgrades. Upon execution of this Agreement, Ericsson will issue a credit of $*** to Customer. Upon receipt of such credit, Customer must use such credit within twelve (12) months after its issuance and may use such credit against current accounts receivable or against Customer’s future purchases of products and services from Ericsson pursuant to this Agreement or the Hosted Services Agreement. With respect to the features for which Customer has already paid the applicable license fees as of the Effective Date, which features are listed in Exhibit E hereto, Ericsson hereby waives the R12 basic upgrade fees (software only) for the remaining nodes in the network. If Customer can show that it paid the applicable license fee for a feature prior to the Effective Date but that feature is not on Exhibit E, then Ericsson shall waive the R12 basic upgrade fee relating to that feature.

(b)	BSC Capacity (512 vs. 1024). Ericsson hereby waives all future license charges for the premium feature INF 902 1817/1 (Support for 1024 cells in BSC).

(c)
Software Support and Maintenance. As a part of System Support purchased by Customer, Ericsson will provide Customer with the Software Updates and Software Upgrades from time to time as they become generally available at no additional charge. As used herein, (i) “Software Update” means a software release that contains correction of errors found in the then current in-service release of the software, and (ii) “Software Upgrade” means a software release that contains (x) new basic features, (y) fixes of and/or enhancements to the basic and premium/optional features (in the then current in-service release of the software) for which Customer has then already paid the applicable

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

license fees to Ericsson (for example, new enhancements or functionality to the XYZ feature would be included in System Support because Customer has paid for the applicable license fees for that feature in a previous software release). For avoidance of doubt, the following will not be included as a part of the System Support and will be subject to mutually agreed additional charges:

(1)	New or additional hardware that may be required for the Software Updates or Software Upgrades.

(2)
Premium features and associated functionality included in a new software release (whether it is a Software Update or Software Upgrade) for which Customer has not paid the applicable license fee to Ericsson, including without limitation (i) new features or development or software functionality required to comply with a federal, state or local government mandates enacted after the date of this Agreement, or (ii) new feature development as a result of revisions to the standards (such as CAMEL Phase 1 and CAMEL Phase 2).

(3)	Deployment and implementation of Software Updates or Software Upgrades.

9. SCC Charges and Peak Issues.

(a)
Prior to the end of each calendar quarter, Ericsson will audit the average SCC usage of each Ericsson MSC by Customer in its network in such calendar quarter and will notify Customer in writing of such average SCC usage for which Customer has not then paid the license fee to Ericsson. Within five (5) days following Customer’s receipt of such written notification, Customer will issue a purchase order to Ericsson for the purchase of such average SCC usage. Upon receipt of such purchase order, Ericsson will issue an invoice to Customer for the incremental license fee for such average SCC usage to the extent that Customer has not then already paid the license fee for such SCC usage. The parties agree that the average SCC usage will be calculated in accordance with Exhibit C hereto.

(b)
Ericsson will maintain each Ericsson MSC at the maximum capacity of *** SCCs at no cost to Customer, so that such Ericsson MSC may still carry the traffic up to the maximum capacity of *** SCCs even when the volume of such traffic exceeds the SCC usage for which Customer has then already paid the license fee to Ericsson; provided that Customer will remain obligated to pay to Ericsson the license fee for the average SCC usage as provided in Section 9(a) above.

10.
TDMA Transit Calls. For a period of nine (9) months commencing on the Effective Date on each Ericsson GSM MSC, RCC will be allowed to route TDMA traffic to the Ericsson GSM MSCs without increasing the SCC charges; provided that the following process is followed by Customer on each GSM MSC:

(a)	At least seven (7) days prior to the transition, Customer will notify Ericsson of which TDMA MSC’s traffic will be transitioned to the Ericsson GSM MSC.

(b)	Ericsson will measure the Ericsson GSM MSC SCC level prior to the transition (Before Measurement).

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

(c)	Customer will transition TDMA traffic to the Ericsson GSM MSC and will advise Ericsson when the transition is complete.

(d)	Ericsson will measure the SCC level no less than 7 days and no later than 14 days after the TDMA transition (After Measurement).

(e)	The measured SCC increase (After Measurement - Before Measurement) will be deducted from the quarterly SCC invoices for the 9-month period after the transition.

11.
2Q05 Catch-Up. Upon execution of this Agreement, Customer will issue to Ericsson a purchase order for the 2Q05 basic and premium software quotes in the net amount of $***. Upon receipt of such purchase order, Ericsson will issue to Customer an invoice for such 2Q05 basic and premium software quotes in the net amount of $***. Customer may use part of the $*** credit (granted by Ericsson under Section 5(a)(1) above) or the $*** credit (granted by Ericsson under Section 8(a)).

12.
CDMA Last-Time-Buy. Upon receipt of a written notification from Ericsson of the availability of the CDMA equipment listed in Exhibit B hereto, Customer will purchase from Ericsson and take delivery (and title) of such CDMA equipment in accordance with the process set forth in Subsection 5 (b)(2).

13.
Decommissioning of CDMA Equipment. No later than ***, Customer will, at its expense, (i) deinstall all Ericsson CDMA equipment and software then already purchased by Customer from Ericsson prior to, on or subsequent to the Effective Date (all such Ericsson CDMA equipment and software collectively referred to as the “Purchased CDMA Equipment”), (ii) collect and deliver the Purchased CDMA Equipment to a warehouse at Customer’s Alexandria, MN location (the “Central Location”), (iii) inventory the Purchased CDMA Equipment, and (iv) make the Purchased CDMA Equipment available for Ericsson’s inspection, pickup and transport, subject to the following:

(a)
Customer will retain the title and risk of loss or damage to the Purchased CDMA Equipment until Ericsson takes possession of the Purchased CDMA Equipment at the Central Location, at which point the title and risk of loss or damage to the Purchase CDMA Equipment will pass to Ericsson;

(b)	Except as provided in Section 13(a) above, Customer will return all the Purchased CDMA Equipment to Ericsson in an “as is” condition;

(c)	Customer shall have no responsibly to box, crate or otherwise pack the CDMA Purchased Equipment for shipment from the Central Location to Ericsson; and

(d)
At least ninety (90) days prior to Customer’s deinstallation of the Purchased CDMA Equipment, Customer will notify Ericsson in writing of such deinstallation, so that Ericsson may take the inventory of the Purchased CDMA Equipment.

14.	Conflicts. In the event of any express conflict or inconsistency between the provisions of this Agreement and the provisions of any Purchase Order, the provisions of this Agreement will control.

15.
Products. With respect to each product provided by Ericsson to Customer hereunder (the “Product”), Ericsson will deliver the Product to Customer, F.O.B., Customer’s facilities (or such other facilities contracted by Customer), no later than the date mutually agreed in writing by the parties.
 Title and risk of loss or damage to the Product will pass to Customer upon Ericsson’s delivery to Customer.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

16.
Software. With respect to the software components of the Product (the “Software”), Ericsson hereby grants to Customer, and Customer hereby accepts from Ericsson, a non-exclusive and non-transferable license to use the object code of the Software solely as an integral part of and for the operation of the Product in which the Software is originally embedded and for no other purposes, subject to the following use provisions:

(a)	The Software and related documentation (including all copies thereof) shall remain Ericsson’s exclusive property.

(b)	Customer may not reverse engineer, decompile or otherwise derive the source code from the object code of the Software.

(c)	Customer may not merge the Software with other software computer program materials to form a derivative work or otherwise modify or alter the Software in any manner whatsoever.

(d)	Customer may make only one copy of the Software solely for backup purpose.

(e)	Customer may make copies of the Software-related documentation solely for internal purposes.

The provisions of this Section 16 will survive the expiration or termination of this Agreement for any reason.

17.
Taxes. Customer will be responsible for, and will pay or reimburse Ericsson for, any sales, use, excise or other taxes, however designated or levied based upon this Agreement, on any amounts payable to Ericsson hereunder, or any services, systems, materials or goods provided to Customer hereunder or their use. Each party will be responsible for rendering its own property for taxation and for paying any property taxes assessed against such property. Each party will also be responsible for income taxes or franchise taxes based on their respective income or net worth.

18.
Invoicing and Payment. Unless otherwise mutually agreed in writing by the parties, Ericsson will invoice Customer for the applicable prices, charges and fees for the products and services according to the following schedule:

(a)
Invoices for the equipment, software and related services associated with the Initial Build Out of a particular market will be issued for (i) ***% of the purchase order value at receipt of the purchase order, (ii) ***% at delivery, and (iii) ***% at Acceptance (as defined in Section 30 hereof).

(b)
All other equipment, software and related services will be invoiced 100% at delivery or performance (except for System Support or Hardware Support, for which invoices for annual support fees will be issued at the beginning of each annual period for such services).

Each such invoice will be due and payable to Ericsson within thirty (30) days from the date of the invoice. Any sum due to Ericsson hereunder that is not paid when due will bear interest thereafter until paid at a rate equal to the lesser of ***% per month or the maximum rate allowed by applicable law.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

As used herein, “Initial Build Out” of a market means all equipment and services provided by Ericsson for the initial launch of Customer’s network in such market.

19.
Warranty. Ericsson warrants and agrees that it will perform the services hereunder in a good and workmanlike manner. The foregoing warranty is for a warranty period of *** months following the date of performance. In addition, Ericsson warrants that (i) Ericsson has all right, title and ownership interests and/or licenses necessary to perform its obligations under this Agreement, and (ii) the products sold by Ericsson hereunder will be free and clear of any and all liens, encumbrances or security interests of any third party. With respect to each product provided by Ericsson hereunder that is manufactured by Ericsson, Ericsson warrants that during the Warranty Period (as defined below), such product will perform in substantial accordance with the applicable specifications. With respect to each product provided by Ericsson hereunder that is not manufactured by Ericsson, Ericsson will assign any and all warranties with respect to such product if and to the extent allowed by the manufacturer or supplier of such product. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THERE ARE NO, AND ERICSSON HEREBY DISCLAIMS ALL, OTHER WARRANTIES, WHETHER IMPLIED, EXPRESS OR STATUTORY, WITH RESPECT TO THE PRODUCTS AND SERVICES PROVIDED TO CUSTOMER HEREUNDER, INCLUDING WITHOUT LIMITATION WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

As used in this Section 19, “Warranty Period” means a *** period that commences upon (i) Ericsson’s delivery of the product (if Ericsson does not install such product), or (ii) Acceptance of the product (if Ericsson installs such product).

20.
Rights in Work Products. Each party’s rights in and to the work products to be developed and provided by Ericsson under this Agreement are set forth herein. Unless otherwise set forth herein, Ericsson will have exclusive ownership of such work products, and Customer will have a non-exclusive, non-transferable license to use such work products as contemplated herein.

21.
Confidentiality. Each party agrees that all confidential documents, work product and information (including all computer code and related materials) received or otherwise obtained from the other party pursuant to this Agreement, whether before or after the Effective Date, will be, and will be deemed to have been, received in confidence and will be used only for the purpose of carrying out the obligations of, or as otherwise contemplated by, this Agreement. Without the other party’s prior written consent, neither party may disclose any such information to any third party, and each party will disclose such information only to such of its officers, employees and agents that have a need to know such information for the purposes contemplated hereby. However, the provisions of this Section will not apply to any such information that (i) is or becomes generally available to the public without the fault or negligence of either party, (ii) is already in the possession of the receiving party without being subject to another confidentiality obligation, (iii) is or becomes available to the receiving party on a non-confidential basis from a source other than the disclosing party; provided that such source is not bound by a confidentiality obligation of the disclosing party, (iv) is required to be disclosed pursuant to an arbitration proceeding conducted in accordance with this Agreement, or (v) is required to be disclosed pursuant to a requirement of any governmental authority or any statute, rule or regulation; provided that the party required to disclose such information of the other party provide to the other party notice of such requirement of any such disclosure and cooperates with the other party to prevent or restrict any such disclosure to the extent allowed by applicable law.

22.
Limitation of Liability. Except for Ericsson's liability under any indemnity provision in this Agreement, (i) any liability of Ericsson arising from or relating to this Agreement, whether based on contract, warranty, equity, indemnity, tort (including Ericsson’s negligence), intended conduct, strict liability, or otherwise will be limited to Customer’s actual, direct damages, and (ii) the amount of damages recoverable against Ericsson for all events, acts or omissions shall not exceed, in the aggregate, the

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

greater of *** dollars ($***) or the prices or fees then already paid by Customer to Ericsson under the applicable purchase order for the products or services that give rise to such liability. In no event shall either party be liable for any special, incidental, indirect or consequential damages in connection with this Agreement, whether based on action or claim in contract, warranty, equity, tort (including negligence), intended conduct, strict liability or otherwise, even if such damages are foreseeable.

23.
Indemnification. Ericsson will indemnify Customer against, and will defend or settle at Ericsson’s own expense, any action or other proceeding brought against Customer to the extent that it is based on a claim that the use of the Software infringes any third party copyright. Ericsson will pay any and all costs, damages, and expenses (including but not limited to reasonable attorneys' fees) Customer becomes obligated to pay in any such action or proceeding attributable to any such claim. Ericsson will have no obligation under this Section as to any action, proceeding, or claim unless Ericsson is notified of it promptly and Ericsson has sole control of its defense and settlement, and Customer provides Ericsson with reasonable assistance in its defense and settlement. If Customer's use of the Software under the terms of this Agreement is, or in Ericsson’s opinion is likely to be, enjoined due to the type of infringement or misappropriation specified above, then Ericsson may, at its sole option and expense, either: (i) procure for Customer the right to continue using such Software under the terms of this Agreement; (ii) replace or modify such Software so that it is noninfringing and substantially equivalent in function to the enjoined Software; or (iii) if neither option above can be accomplished despite the reasonable efforts of Ericsson, then Ericsson may both: (A) terminate Customer's rights and Ericsson’s obligations with respect to such product containing the Software; and (B) repurchase the applicable product and refund to Customer the purchase price of such product paid by Customer upon return of the product to Ericsson. The foregoing are Ericsson’s sole and exclusive obligations with respect to any infringement or misappropriation of intellectual property rights. Ericsson will have no obligations under this Section with respect to infringement or misappropriation arising from any of the following circumstances: (i) modifications to the Software that were not authorized by Ericsson; (ii) use of the Software in combination with products not provided by Ericsson; or (iii) accident, misuse, or misapplication of the Software by Customer. If any such circumstances occur, Customer will indemnify and defend Ericsson against any third party claims arising from such circumstances.

24.
Termination. Either party may terminate this Agreement upon thirty days' written notice to the other party if such party breaches in any material respect any of the terms of this Agreement (except for payment default) and such breach remains uncured at the end of the thirty day notice period. In the event that Customer defaults in the payment when due of any amount due to Ericsson hereunder and does not cure the default within ten (10) business days after being given written notice specifying the default, then Ericsson may, by giving written notice thereof to Customer at any time thereafter and before the default is cured, terminate this Agreement or any purchase order as of the date specified in the notice of termination.

25.
Notice. Any notices pursuant to this Agreement shall be in writing and shall be sent to the parties at the following address or at such other addresses as shall be specified by the parties by like notice:

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

If to Ericsson:     If to Customer:

Ericsson Inc.     Rural Cellular Corporation
6300 Legacy Drive    3905 Dakota Street
Plano, Texas 75024    Alexandria, MN 56308
Attention: VP RCC KAM Attention: President

With a copy to:      With a copy to:

Ericsson Inc.     Rural Cellular Corporation
6300 Legacy Drive    302 Mountain View Drive
Plano, Texas 75024    Colchester, VT 05446
Attention: Legal Department   Attention: Legal Services Department

Such notices or other communications shall be deemed to have been duly given and received (i) on the day of sending if sent by personal delivery, cable, telegram, facsimile transmission or telex, (ii) on the next business day after the day of sending if sent by Federal Express or other similar express delivery service, or (iii) on the fifth calendar day after the day of sending if sent by registered or certified mail (return receipt requested).

26.
Dispute Resolution. Any disputes arising under or relating to this Agreement shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall be held in the City of New York, New York, or such other place as the parties may agree and shall include an award of attorneys' fees (and the amount of such fees) to the prevailing party. The arbitrators’ award shall be final and binding, and judgment thereon may be entered in any court having jurisdiction over the party against which enforcement is sought; provided that any such award rendered by the arbitrators shall be strictly in conformance to and in accordance with the terms and conditions of this Agreement, including without limitation the limitation of liability provisions contained herein. Other than those matters involving injunctive relief as a remedy or any action necessary to enforce the award of the arbitrators, the parties agree that the provisions of this Section are a complete defense to any suit, action or other proceedings instituted in any court or before any administrative tribunal with respect to any dispute or controversy arising under or relating to this Agreement. Nothing in this Section shall prevent either party from exercising its rights to terminate this Agreement as specified herein. The provisions of this Section shall survive the expiration or termination of this Agreement for any reason.

27.
Media Releases. All media releases, public announcements and public disclosures by either party relating to this Agreement or the subject matter of this Agreement, including, without limitation, promotional or marketing material but not including any announcement intended solely for internal distribution or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the party, will be coordinated with and subject to the final approval by both parties prior to release. If required by the rules or regulations of the Securities Exchange Commission (SEC), Customer shall file a copy of this Agreement with its required securities filings, redacted to be in the form attached hereto as Exhibit F. In the event that the SEC objects to the extent or substance of the redacted Agreement, Customer and Ericsson shall work together in good faith to revise the redacted Agreement to satisfy the SEC requirements.

28.
Force Majeure. Each party will be excused from performance hereunder (except for payment obligation) for any period and to the extent that it is prevented from such performance, in whole or in part, as a result of delays caused by the other party or an unforeseeable act of God, natural disaster, war, civil disturbance, court order, labor dispute, third party non-performance, or other cause beyond its reasonable control and which it could not have prevented by reasonable precautions, including

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment, and such non-performance will not be a default hereunder or a ground for termination hereof; provided however, the party whose performance is not affected by such force majeure may terminate the applicable purchase order without penalty upon written notice if the force majeure prevents the other party's performance for more than ninety (90) days.

29.
Relationship. The relationship between Customer and Ericsson is that of independent contractor. This Agreement does not create any employer-employee, agency, joint venture, or partnership relationship between Customer and Ericsson. Ericsson shall exercise control over the means and manner of the performance of services pursuant to this Agreement. No employee, agent, or assistant of Ericsson, or other person participating on Ericsson's behalf, shall be considered an employee of Customer or entitled to any employment fringe benefits of Customer.

30.
Miscellaneous. This Agreement shall be governed by the laws of the State of New York, other than the choice of law rules. Neither party may assign this Agreement without the other party’s prior written consent; except that by providing the other party with a prior written notice thereof, either party may assign this Agreement to any corporation or partnership that controls, is controlled by, or is under common control with the assigning party or to any corporation that results from a merger or consolidation with the assigning party or that acquires substantially all of the assigning party's assets as a going concern, without the other party's consent. As used in the preceding sentence, "control" and its derivatives mean with respect to any entity the legal, beneficial or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the voting capital stock (or other ownership interest, if not a corporation) of such entity. The provisions of this Agreement shall be severable, and if any provisions shall be held unenforceable the remaining provisions shall remain in full force and effect. Expiration or termination of this Agreement for any reason shall not release either party from any liability or obligation set forth in this Agreement which (i) the parties have expressly agreed will survive any such expiration or termination, or (ii) remain to be performed or by their nature would be intended to be applicable following such expiration or termination. This Agreement, each Purchase Order, and all exhibits attached hereto or thereto, each of which is hereby incorporated herein or therein, as applicable, for all purposes, constitute, as of the Effective Date or the effective date of the applicable Purchase Order, as applicable, the entire agreement between Ericsson and Customer with respect to the subject matter hereof and thereof, and there are no understandings or agreements relative hereto or thereto that are not fully expressed herein or therein. Any other terms or conditions included in any quotes, acknowledgements, bills of lading, purchase orders, invoices or other forms utilized or exchanged by the parties hereto that are in addition to or in conflict with those set forth in this Agreement or the applicable Purchase Order will be of no force or effect and will not be incorporated herein or be binding unless specifically and expressly agreed to in writing by both parties. No change, waiver or discharge will be valid unless in writing signed by an authorized representative of the party against whom such change, waiver or discharge is sought to be enforced. Each party, by executing this Agreement, represents and warrants that all necessary corporate or other authority to execute the Agreement has been obtained and that the person signing the Agreement is authorized to do so and thereby bind that party.

31.	Acceptance. The following provisions apply with respect to the acceptance of the Products:

(a)
Acceptance Tests (the “Acceptance Tests”) will be carried out in respect of the product that is installed by Ericsson, to verify that it will operate and perform in accordance with the relevant specifications provided by Ericsson (the “Specifications”).

(b)
Ericsson will notify Customer when it determines that the product is ready for Acceptance Tests, such notice to be given no less than seventy-two (72) hours before commencement of the Acceptance Tests. Customer and Ericsson will jointly commence the Acceptance

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

Tests on the date mutually agreed upon by both parties and specified in Ericsson's notice (or other determined date). Representatives of Ericsson and Customer will sign off on the form provided by Ericsson for the Acceptance Tests (the “Tests Results Form”) as to whether each item of the test was passed or failed. If Customer does not have a representative attend the Acceptance Tests on the mutually scheduled date, Ericsson will proceed with those tests and immediately forward the Test Results Form to Customer. No later than five (5) days after the effective receipt (in accordance with Section 24 of the Agreement) by Customer of the Test Results Form, Customer will give Ericsson a written notice confirming that the product is accepted or refusing acceptance, in which case Customer’s notice will state the particulars of the alleged deviation. If Customer fails to notify Ericsson during this period, Ericsson will, at its discretion but acting reasonably, determine whether or not the product is accepted and the product is deemed to have been accepted on the date upon which the Acceptance Tests were successfully completed.

(c)
If the Acceptance Tests results indicate that the product does not fulfill the requirements of the Specifications, Ericsson will diligently correct these defects at no additional cost to Customer. Acceptance of the product will not be unreasonably refused because of minor deviations that do not prevent it from being put into operation, although this will not relieve Ericsson from its obligation to remedy the deviations without undue delay. As used in the previous sentence “minor deviation” means that both parties agree that the defect will not affect end users quality of service. Upon correction of the defects, the relevant Acceptance Tests will be repeated on the relevant product in accordance with the procedures set out in this Article. Upon successful completion of the Acceptance Tests, the product will be deemed accepted by Customer and Acceptance will be deemed to have taken place as of that completion.

(d)
If the date the Acceptance Tests are successfully completed is delayed as the result of the failure of Customer to fulfill its obligations under this Agreement, Acceptance will be deemed to have occurred on the date it would reasonably have taken place if Customer had fulfilled those obligations.

(e)
Acceptance of the product may involve testing the product itself and interfaces (standard or agreed) to equipment not supplied by Ericsson under this Agreement. For this reason, tests of all products not supplied by Ericsson must be completed by Customer prior to commencement of Acceptance Tests and in the event that tests of applicable external products are incomplete, Customer will allow Ericsson to exclude affected tests, and the Test Results Form will indicate that test has been excluded. In the event the product passes the other relevant tests, it will be deemed accepted. Ericsson will help co-ordinate integration testing with products not supplied by Ericsson and may require the participation of the suppliers of such products in the testing process.

(f)
If Customer commences use of the product, other than for the express purpose of training or testing as agreed between Ericsson and Customer in writing prior to Acceptance, it will be deemed accepted by Customer.

32.
Preferred Supplier. During the term of this Agreement, Ericsson shall be the preferred supplier of GSM equipment (excluding mobile soft switches that may be used to support GSM) and software purchased by Customer. For purposes of this paragraph, “preferred supplier” means that during the term of this Agreement, Customer shall purchase GSM equipment and software from Ericsson, provided that Ericsson’s rates, terms and conditions (including without limitation the related support) are competitive with the rates, terms and conditions (including without limitation the related support) offered by third parties for substantially similar GSM equipment and software.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

33.
Other Agreements. This Agreement supersedes the March 14th MPA. Accordingly, upon execution of this Agreement, the March 14th MPA (including without limitation Section 34 of the March 14th MPA) will terminate and will have no further force or effect, except as follows:

(a)
Hosted Services Agreement. As soon as practicable, Ericsson and RCC will work together in good faith to enter into the Hosted Services Agreement, which will supersede (i) the Statement of Work - Managed Content Services, effective as of January 19, 2005, as amended, (ii) MMS Shared Hosted Managed Service Statement of Work dated December 17, 2004, as amended, (iii) the Hosted Mobile Mail Service Statement of Work, dated March 7, 2005; (iv) the Hosted Managed Services Statement of Work, effective as of August 12, 2005, , and (v) Schedule No. 1 for SMS Hosted Managed Service, effective as of August 12, 2005, all between the parties. Prior to the parties’ execution of the Hosted Services Agreement, the documents referenced in the foregoing clauses (i)-(v) will remain in full force and effect in accordance with their respective terms and conditions.

IN WITNESS WHEREOF, the parties to this Agreement have caused their authorized representatives to execute this Agreement as of the Effective Date.

ERICSSON INC.     RURAL CELLULAR CORPORATION

By: Gowton Achibar     By: Ann Newhall

Name: Gowton Achibar     Name: Ann Newhall

Title: General Manager     Title: Executive Vice President and COO

[signed November 22, 2006]

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

SCHEDULE 1

FORM OF CONFIRMING MEMORANDUM

This memorandum confirms the mutually agreement and understanding between Ericsson Inc. and Rural Cellular Corporation that ______________, 2006 shall be the Effective Date of the Restated and Amended Master Purchase Agreement, effective as of September __, 2006, between the parties.

Date: ______________________, 2006

ERICSSON INC.     RURAL CELLULAR CORPORATION

By:        By:

Name:        Name:

Title:        Title:

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

EXHIBIT A

NET PRICE LIST

1. GSM OSS Software

Ericsson Part #	Description	NET Price	Parameter
Basic Software
INF 901 2351/U1	Centralized Operations Support SS+BSS; FM Complete (RC-3 BASIC) - Comprised of the following software features:	$***	per TRU
Cellular Network Activity Manager (CNAM)
Database (DB)
X-Terminal Solution (XTERM)
TMOS Security Services (TSS)
TMOS Basic Service (TBS)
Geographical and logical Network Information Presentation (GNIP)
Standard Map (SMP)
OMC Flashboard (OMCFB)
Database Services (TDS)
OSS Client Solution (OCS)
Command Handler (CHA)
File Transfer and Management (FHA)
Element Management Accessories (EMA)
Basic Network Surveillance Interface Manager (BNSI-M)
Basic Network Surveillance Interface Agent (BNSI-A)
Fault Management Viewer (FMV)
Recovery and Diagnostic Tools (RDT)
CORBA Alarm IRP manager (CIRPM)
SNMP Manager (SNMPM)
Text Alarm Toolkit, Runtime (TXTR)
Basic OSS Administration (BOA)
Command Handling, Winfiol (WFIOL)
External Access Module (EAM)
Fault Management Basic (FMB)

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

Ericsson Part #	Description	NET Price	Parameter
Premium Feature Package (comprised of the following software features, each of which software features may be licensed to Customer individually at the applicable net price set forth below)		***	per TRU
INF 202 1325/NC1	BTS Configuration Management (BCM) SS+BSS	***	per TRU
INF 202 1328/NC1	Measurement Result Recording (MRR) SS+BSS	***	per TRU
INF 202 1338/NC1	Network Statistics Analyzer (NWS-A) SS+BSS	***	per TRU
INF 202 1342/NC1	Performance Statistical Alarms (PSA) SS+BSS	***	per TRU
INF 202 1318/NC1	Radio Network Recording (RNR) SS+BSS	***	per TRU
INF 202 1340/NC1	Statistical Gateway (SGw) SS+BSS	***	per TRU
INF 202 1051/NU	Report Generator, Business Objects	***	per TRU
INF 202 1341/NC1	Statistical Data Mart (SDM) SS+BSS	***	per TRU
INF 202 1339/NC1	Statistical Measurement Initiator and Administration (SMIA) SS+BSS	***	per TRU
FAJ 122 474	Frequency Allocation Support Upgrade	***	per TRU
FAJ 122 477	Neighboring Cell Support - GSM, Upgrade	***	per TRU
FAJ 122 631	Traffic Estimation Tool, Upgrade	***	per TRU

Ericsson Part #	Description	NET Price	Parameter
Optional Premium Features		***
INF 202 1332/NC1	Frequency Optimization eXpert (FOX) SS+BSS	***	per TRU
INF 202 1333/NC1	Neighbouring cell Optimization eXpert (NOX) SS+BSS	***	per TRU
INF 901 2356/N7	FAJ 121 44, Fault Management Expert, Rule engine (FMXR)	***	Server
INF 901 2356/N8	FAJ 121 45, Fault Management eXpert, Development License (FMXD)	***	Server
INF 202 1317/NC1	Cellular Network Administration (CAN) SS+BSS	***	per TRU
INF 202 1320/NC1	Cellular Network Administration Interface (CNAI) SS+BSS	***	per TRU
INF 202 1310/NC1	Operation Procedure Support (OPS) SS+BSS	***	per TRU

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

2. GSM BSC Software

Ericsson Part #	Description	NET Price	Parameter
Basic Software
FAP 131 177	BSS Basic R12 SW Package - Comprised of the following software features:	$***	per TRU
FAJ 121 21 /1	BTS - Short Time to Operation
FAJ 121 22 /1	Support of AXE 810 - APG40
FAJ 121 23 /1	Support of AXE 810 - APT1.5
FAJ 121 24 /1	Increased Capacity on Abis
FAJ 121 26 /1	Transcoder Pool Handling
FAJ 121 27 /1	Easy Handling of Managed Objects
FAJ 121 28 /1	BSS R9 System Improvements
FAJ 121 30 /1	High Speed Signaling Link
FAJ 121 050/1	BSS R9.1 System Improvements
FAJ 121 054	Frequency Hopping on 32 Frequencies
FAJ 122 1093/1	Local Synchronization Reference
FAJ 122 117/1	Flexible Channel Allocation
FAJ 122 151/2	Software Load of RBS 2000
FAJ 122 152/2	Flexible SDCCH Handling
FAJ 122 155/2	Software Load of RBS 200
FAJ 122 165/1	RBS 2000 Digital Path Supervision
FAJ 122 180/2	Channel Event Recording
FAJ 122 181/1	Handover of Traffic at Channel Blocking
FAJ 122 195/1	Alarm Co-ordination
FAJ 122 197/1	Alarm Suppression
FAJ 122 199/2	Improved Configuration of BTSs
FAJ 122 200/1	Improved RBS 200 Software Download
FAJ 122 202/1	Data Channels
FAJ 122 204/1	Support of A5/1 Ciphering Algorithm
FAJ 122 205/1	Manual Access Control
FAJ 122 209/2	Handover in BSS
FAJ 122 210/2	Paging
FAJ 122 212/1	Radio Link Failure Supervision
FAJ 122 213/1	Diversity
FAJ 122 219/1	Traffic Channels Submultiplexing (3 PCM Time Slots per TRX)
FAJ 122 220/3	Supported Combinations of Channel Types per TRX
FAJ 122 221/1	Switch in RBS 200 (Transmission Radio Interface)
FAJ 122 226/1	AXE 10/IOG 11 Interface Towards OSS
FAJ 122 231/2	BSC Supervision Functions
FAJ 122 233/3	Call Path Tracing in BSC
FAJ 122 238/8	Traffic and Event Measurements in BSC
FAJ 122 239/5	Cell Traffic Recording
FAJ 122 240/1	Processor and Exchange Load Measurements in BSC
FAJ 122 245/1	Automatic Reconfiguration of BCCH and SDCCH
FAJ 122 246/1	Automatic Reconfiguration of TRAUs (Transcoders)
FAJ 122 247/1	Redundant Control of TRIs
FAJ 122 252/1	Subscriber Identity Confidentiality, Use of TMSI
FAJ 122 253/1	Support for SMS Point-to Point in BSS
FAJ 122 259/6	Locating
FAJ 122 264/1	Loudness Adjustment in TRAU
FAJ 122 267/1	Multiple Cells per TG
FAJ 122 273/2	Initiation Handling of Cells
FAJ 122 274/2	RBS 200 Digital Path
FAJ 122 276/1	TRH Load Regulation
FAJ 122 279/2	Undefined Neighbouring Cells Recording
FAJ 122 281/1	Standby Synchronization of the TRI
FAJ 122 282/1	TRH Redundancy
FAJ 122 285/1	Combined Control Channels
FAJ 122 286/1	Assignment to Another Cell
FAJ 122 294/1	TRA Software Handling
FAJ 122 296/3	Transceiver Tester (TRXT) Controlled by BSC
FAJ 122 299/4	Mobile Traffic Record
FAJ 122 300/1	Back-up in Main Store
FAJ 122 305/1	TRA in Pool Handling
FAJ 122 306/1	BSS Connectivity Test
FAJ 122 309/1	PCM-B Transmission Link
FAJ 122 311/1	Dynamic Allocation of Transcoder Resources
FAJ 122 313/2	Release of Sequential Events (FORLOPP)
FAJ 122 314/2	Shorter Speech Interrupts at Handover
FAJ 122 316/1	MNC Expansion
FAJ 122 352/1	Multidrop at RBS 2301 (Micro)
FAJ 122 37/1	Selective Restart
FAJ 122 382/1	Increased number of neighbouring cells
FAJ 122 385/1	2 Mbit/s E1/G.703 Long Haul
FAJ 122 393/1	Multidrop at RBS 2000 (Macro)
FAJ 122 396/2	Active BA-list Recording
FAJ 122 397/1	Cell Relocation Support Between BSCs
FAJ 122 416/1	Handling of Synchronization Reference
FAJ 122 426/1	Handling of RBS Capabilities
FAJ 122 431/1	Support for Special Cell Configurations
FAJ 122 442/1	Improved Handling of Emergency Calls in RBS
FAJ 122 443/1	TRC-BSC Overload Control
FAJ 122 445/2	Managed Object Recovery
FAJ 122 446/1	Improved BSC-OSS Interworking
FAJ 122 447/2	Increased Paging Capacity
FAJ 122 453/1	Handling of External RBS Hardware
FAJ 122 516/1	Year 2000 compliance
FAJ 122 548/1	System Information, GSM Phase 2
FAJ 122 549/1	GSM Phase 2 Support
FAJ 122 550/1	Switch in RBS 2000 (DXU)
FAJ 122 557/2	Remote function change
FAJ 122 557/3	Remote function change
FAJ 122 580/1	Overload Protection in TRH
FAJ 122 581/1	Flexible Alarm Classification
FAJ 122 584/1	TMA dual alarm
FAJ 122 59/1	TRH Load Distribution
FAJ 122 610/1	Supervision of Digital Paths Connected to the BTS
FAJ 122 699/1	Mix of ETC-Types in BSC
FAJ 122 700/1	BTS Backwards compatibility
FAJ 122 720/1	Enhanced BTS Program & Load of RBS 2000
FAJ 122 830/1	External Alarm Connection and Presentation Locally at Site
FAJ 122 87/1	Support of 1,020 TRXs
FAJ 122 879/1	Optimized default allocation of MAIO
FAJ 122 893/1	AXE Hardware Inventory in BSC
FAJ 122 904/1	Double BCCH Allocation (BA) Lists
FAJ 122 908/1	Support for New BTS
FAJ 122 913/1	Immediate Assignment of TCH
FAJ 122 915/1	Channel Administration
FAJ 122 923/1	Differential Channel Allocation
FAJ 122 994/1	Support of A5/2 Ciphering Algorithm

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

Ericsson Part #	Description	NET Price	Parameter
BSS Premium Software - Software CAP Features
	BSS Premium Software Package - Comprised of the following software features:	$***	per TRU
FAJ 121 052/1	Multi Band BSC
FAJ 121 053/1	Multi Band Services
FAJ 121 055/1	AMR
FAJ 121 056	GPRS coding scheme 3 and 4
FAJ 121 060/1	Flexible Priority Handling of Packet DataChannels
FAJ 122 067/1	LAPD Concentration
FAJ 122 072/1	OMT License (BSS R9)
FAJ 122 078/1	Transmitter Coherent Combining (TCC)
FAJ 121 32/1	Quality of Service & Scheduling/64kbps
FAJ 121 50/1	Real Time Event Data
FAJ 121 51/2	Flexible Positioning Support
FAJ 121 52/1	Extended Range Cell 121 km
FAJ 121 53/1	BCCH in Overlaid Subcell
FAJ 122 89/1	LAPD Multiplexing, RBS 2000
FAJ 122 256/1	Discontinuous Transmission (DTX) Uplink
FAJ 122 260/3	Dynamic MS Power Control
FAJ 122 284/5	SMS Cell Broadcast
FAJ 122 287/1	Discontinuous Transmission (DTX) Downlink
FAJ 122 288/1	Frequency Hopping
FAJ 122 289/1	Handover of SDCCH Priced
FAJ 122 290/2	Intra-cell Handover
FAJ 122 315/1	Half Rate Channels
FAJ 121 329/1	Enhanced Full Rate (EFR)
FAJ 122 344/1	Transmission Performance
FAJ 122 345	Remote Operation and Maintenance Terminal
FAJ 122 357/1	1.5 Mbit/s T1/DS1 Long Haul
FAJ 122 381/1	NF 381.1 Adaptive Config of SDCCHs-
FAJ 122 395/1	Frequency Allocation Support
FAJ 122 398/1	Frequency re-configuration with minimum disturbance
FAJ 122 399	Statistics Based on Measurement Results
FAJ 122 428/1	Advanced Handling of Fast Moving Mobiles
FAJ 122 429/1	Handover Power Boost
FAJ 122 430/1	Dynamic Overlaid/Underlaid Subcells
FAJ 122 433/1	Efficient Priority Handling
FAJ 122 435/1	Support of Remote BSC
FAJ 122 438/2	High Speed Circuit Switched Data (HSCSD)
FAJ 122 524/1	TX - Diversity (2301 only)
FAJ 122 534/1	TX Diversity (BSC SW)
FAJ 122 572/2	GPRS Support per 64kbps
FAJ 122 573/1	HCS supprt for m-layered ntwrks
FAJ 122 574/1	14.4 kbit/s Circuit Switched Data
FAJ 122 582/2	Dynamic Half Rate Allocation
FAJ 122 583/1	SQS, Speech quality supervision
FAJ 122 594/1	Software Power Boost
FAJ 122 639	Mobile Crosstalk Control (MCC)
FAJ 122 854/1	RBS 2000 synchronisation
FAJ 122 870/1	Flexible MAIO Management
FAJ 122 909/1	Idle Channel Measurement
FAJ 122 910/3	Dynamic BTS Power Control
FAJ 122 911/1	Cell Load Sharing
FAJ 121 588	U-TDOA Support (Lb+ interface) - Added ($170)
INF 902 1817/1	Support for 1024 cells in BSC - Added 2006 Addendum

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

Ericsson Part #	Description	NET Price	Parameter
BSS Premium Optional Software Features (may be licensed to Customer individually at the applicable net price set forth below)
FAJ 122 081	Synchronized Radio Networks	***	per TRU
FAJ 122 082/1	Antenna Hopping	***	per TRU
FAJ 122 083/1	Inteference Rejection Combining	***	per TRU
FAJ 122 085	Multi Band Cell	***	per TRU
FAJ 121 353/1	AMR Power Control	***	per TRU
FAJ 121 355	Increased SDCCH Capacity	***	per TRU
FAJ 121 356	Self Configuring Transcoder Pools	***	per TRU
FAJ 121 358/1	AMR Half Rate	***	per TRU
FAJ 121 359	Network Assisted Cell Change	***	per TRU
FAJ 121 360	Streaming	***	per 64 kbps
FAJ 121 361/1	Dynamic FR/HR Adaptation	***	per TRU
FAJ 121 362/1	Call Queuing - requiredd for WPS (Regulatory)	***	per TRU
FAJ 121 375	GPRS/EGPRS End-user Performance	***	per TRU
FAJ 121 31/1	EDGE SW including BTS EDGE SW and BSC EGPRS SW	***	per TRU
FAJ 122 450/1	Flexible Abis Feature per TRU	***	per TRU
FAJ121589/1	ECGI Support in BSC per tru	***	per TRU
FAJ121588/1	ECGI Support in BSC per tru	***	per TRU
1/INF 902 1060/3	Flexible Priority Handling of Packet Data Channels	***	64 kbps
1/INF 902 150/4	Real Time Event Data	***	per TRU
1/INF 902 153/1	BCCH in Overlaid Subcell	***	per TRU
1/INF 902 2260/5	Dynamic MS Power Control	***	per TRU
1/INF 902 2573/2	Multi Layered HCS	***	per TRU
1/INF 902 2854/2	RBS2000 Synchronisation	***	per TRU
1/INF 902 2910/4	Dynamic BTS Power control	***	per TRU
1/INF 902 2083/2	Inteference Rejection Combining (IRC)	***	per TRU
1/INF 902 1055/3	Adaptive Multi Rate (AMR)	***	per TRU
1/INF 902 2583/3	Speech Quality Supervision	***	per TRU

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

3. GSM MSC Software

Ericsson Part #	Description	Net Price	Parameter
Basic Software
FAP 131 138	MSC Basic R12 SW- Comprised of the following software features:	***	per SCC
FAJ 122 01/2	Basic Traffic Control in MSC/VLR
FAJ 122 04/1	Roaming in MSC/VLR
FAJ 122 06/1	Call Routing
FAJ 122 07/1	IMSI Attach/Detach
FAJ 122 08/2	Basic Mobile Switching Services
FAJ 122 09/1	DTMF Signalling
FAJ 122 17/6	Handover in MSC/VLR
FAJ 122 18/4	Basic Security Features in MSC/VLR
FAJ 122 24/3	Administration of Data in MSC/VLR
FAJ 122 31/1	MS Purging in MSC/VLR
FAJ 122 33/4	Performance Management in MSC/VLR
FAJ 122 35/3	Handling of Reset in MSC/VLR
FAJ 122 36/3	Tracing
FAJ 122 42/1	Activity Supervision
FAJ 122 52/6	Base Station System Application Part in MSC/VLR
FAJ 122 120/2	ANSI ISUP
FAJ 122 131/1	Definition of Geographical Locations
FAJ 122 132/1	Provision of Location
FAJ 122 158/1	Load Management
FAJ 122 159/2	Test and Fault Management
FAJ 122 175/1	Analogue Test Telephone
FAJ 122 188/1	GSM phase 2 signalling for suplementary services
FAJ 122 222/3	Support of Multiple Speech Coders
FAJ 122 295/1	Automatic Lifeline Testing
FAJ 122 296/1	Automatic Backup Handling
FAJ 122 328/1	MNC Expansion
FAJ 122 341/1	Application Modularity (AM) in AXE
FAJ 122 379/1	ISUP Monitor
FAJ 122 479/1	7-Digit Dialing
FAJ 122 598/3	Remote Software Change
FAJ 122 623/1	Keeping of VLR Data
FAJ 122 662/1	Duplication of Recordable Phrases
FAJ 122 826/1	Back-Up in Main Store
FAJ 122 880/1	TCP/IP support in MSC
FAJ 122 897/1	AXE Hardware Inventory
FAJ 122 919/1	Common Channel Signalling System No. 7, ITU Type
FAJ 122 920/1	Common Channel Signalling System No. 7, ANSI Type
FAJ 122 922/4	Mobile Application Part (MAP)
FAJ 122 926/5	AXE Hardware Supported by MSC/VLR
FAJ 122 948/1	Roaming between GSM and WCDMA
FAJ 122 949/2	Media Gateway Selection
FAJ 122 953/1	Datacom Base
FAJ 122 957/2	Basic Charging
FAJ 122 1017/1	Message at Call Set-up
FAJ 122 1030/1	Support for Automatic Correction Deployment
FAJ 122 1071/1	Equal Access in MSC
FAJ 122 1073/1	Feature Group B and D
FAJ 122 1076/1	Transmission Maintenance of T1
FAJ 122 1086/1	SS7 Performance Management
FAJ 122 1087/1	R1 Signaling
FAJ 122 1132/2	Release of sequential events (Forlopp)
FAJ 122 1150/1	Propagation Delay Determinatio nProcedure in MTS
FAJ 122 1151/3	ETSI-ISUP (ISUP 4.6)
FAP 131 137	MSC Extended Basic R10 SW Package
FAJ 122 03/1	Transmission Performance Supervision of T1 Trunks
FAJ 122 11/3	Call Forwarding Services in MSC/VLR
FAJ 122 13/2	Call Barring Services in MSC/VLR
FAJ 122 20/1	Accounting
FAJ 122 55/1	Announcement on ringtone time out
FAJ 122 68/2	Fax Service
FAJ 122 69/2	Call Waiting and Call Hold
FAJ 122 90/1	Multi Party Service
FAJ 122 91/2	Calling Line Identification Services
FAJ 122 93/3	Operator Determined Barring in MSC/VLR
FAJ 122 97/1	Announcement at Disconnection (Post Answer)
FAJ 122 99/1	Routing of Call from a Grey listed IMEI
FAJ 122 108/1	FTAM
FAJ 122 141/1	SS7 Supervision

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

Ericsson Part #	Description	Net Price	Parameter
MSC Premium Software - Software CAP Features
	MSC Premium Software Package - Comprised of the following software features:	***	per SCC
FAJ 122 15/4	Advice of Charge in MSC/VLR
FAJ 122 63/1	National Roaming
FAJ 122 66/5	Short Message Services
FAJ 122 73	Single Personal Number in MSC/VLR
FAJ 122 85/1	MAP based interface MSC/VLR-EIR
FAJ 122 86/2	MAP based interface MSC/VLR-SMS-C
FAJ 122 95/2	Dual Numbering in MSC/VLR
FAJ 122 129	Geographical Differentiated Charging
FAJ 122 130/1	Handling of Half Rate
FAJ 122 138/1	Local Subscription
FAJ 122 139/1	Regional Subscription
FAJ 122 177	Unstructured SS Data in MSC/VLR
FAJ 122 207	Support of Multiple Frequency Bands in MSC/VLR
FAJ 122 329/1	Support for Subscription Type Dependent Analysis
FAJ 122 339	HLR Initiated Call Tear Down
FAJ 122 354/1	Linking of Call Data Records in MSC and SSF
FAJ 122 448/1	Linking of Call Data Records Inter - MSC
FAJ 122 460/1	Account Codes in MSC/VLR
FAJ 122 468	Local Number Portability
FAJ 122 469	Mobility Related Triggers in MSC/VLR
FAJ 122 493	Call in Progress Tone
FAJ 122 500/1	Geographic Co-ordinates in MSC/VLR
FAJ 122 514/1	ANSI-/ITU SCCP Overhead Converter
FAJ 122 525/2	FCC E911 Service
FAJ 122 535/2	Event Triggered Call Data Record
FAJ 122 568/4	Legal Intercept in MSC/VLR
FAJ 122 587/1	IAS Central Access Server
FAJ 122 611	Support of GPRS Mobiles in Operation Mode Aor B
FAJ 122 619/1	eMLPP
FAJ 122 624/2	Support of Mobile Traffic Recording
FAJ 122 861/1	Enhanced Emergency Call Routing
FAJ 122 883	Flexible Varable Phase handling for Announcement Services
FAJ 122 898/1	Mobile Cross-Talk Control for Echo Cancellers
FAJ 122 899/2	Radio Network Call Release Reason in CDR
FAJ 122 927/1	Gateway Message Screening
FAJ 122 935/1	Internet IWF
FAJ 122 954	High Speed datacom Service
FAJ 122 984	Hot Billing
FAJ 122 1009/1	SMS Contents Based Charging
FAJ 122 1011/2	Positioning
FAJ 122 1016	Support of Equivalent PLMN
FAJ 122 1021	Support for Text Telephony (TTY)
FAJ 122 1117	Mobile Subscriber Priority Level for Channel Allocation
FAJ 122 1131/1	Enhanced IMEI check
FAJ 122 1155/4	Circuit Pool Handling
FAJ 122 1157	Indication of Mobile Tariff Area to Mobile Subscriber
FAJ 122 1159/1	Supervision and disconnection of long duration cal
FAJ 121 301/1	CAMEL Phase 3 Support (Added 2006)
FAJ 121 331/1	Optimal Routing at Late Call Forwarding (Added 2006)
FAJ 121 396/1	Wireless Priority Service - Initial Operating Capability (Added 2006)
FAJ 122 499/1	Extended CAMEL Support (Added 2006)
FAJ 122 618/2	CAMEL Phase 2 Support (Added 2006)

Ericsson Part #	Description	Net Price	Parameter
MSC Premium Optional Software Features (may be licensed to Customer individually at the applicable net price set forth below)
FAJ 121 58/1	Charging Audit Function	***	per SCC
FAJ 121 294/1	Signalling over IP in MSC/VLR and MSC/MGw	***	per SCC
FAJ 121 299/1	Network Identity and Time Zone (NITZ)	***	per SCC
FAJ 121 330/1	Explicit Call Transfer (ECT)	***	per SCC
FAJ 121 332/1	Global Equal Access	***	per SCC
FAJ 122 085	Multi-band feature per contract	***	per SCC
FAP 131 104	Basic SSF package	***	per MSC

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

4. SGSN Software

Ericsson Part #	Description	NET Price	Parameter
New Nodes
FAL 103 1608/21	SGSN R6 (G) 5kPDP Capacity Upgrade SW License	***	5 kPDP
FAL 103 1608/24	SGSN R6 Fixed SW Upgrade License Fee	***	Node
FAL 103 1621/1	CPI for SGSN R6 on Extranet	***	Unit
FAJ 121 248/1	EDGE support	***	5 kPDP
FAJ 121 249/2	Multiple PLMN support	***	5 kPDP
FAJ 121 250/1	Combined Procedures, Gs interface	***	5 kPDP
FAJ 121 251/1	Compression on the Gb interface	***	5 kPDP
FAJ 121 338/2	Roaming Restrictions	***	5 kPDP
FAJ 121 342/1	IPv6 support in GSN	***	5 kPDP
FAJ 121 344/2	Secondary PDP context	***	5 kPDP
FAJ 121 37/3	Real-time charging control using CAMEL	***	5 kPDP
FAJ 121 456/2	Selective Equivalent PLMN (Optional)	***	5 kPDP
FAJ 121 545/2	Near real-time provision of CDRs	***	5 kPDP
FAJ 121 565/1	Dual Transfer Mode	***	5 kPDP
FAJ 121 790/1	Packet Flow Control per PFC	***	PFC
FAJ 121 792/1	QoS based on IMSI series	***	Piece
FAJ 121 793/1	Access Aware Core Edge Support	***	Piece
FAJ 122 742/4	IPSec for secure network traffic	***	5 kPDP
FAJ 122 743/5	Lawful intercept	***	5 kPDP
25/FAJ 121 345/1	25kSAU Detach of inactive Subscribers	***	25K SAU
25/FAJ 121 350/1	25kSAU Authentication of Stationary Subscribers	***	25K SAU
25/FAJ 121 498/1	25kSAU Gb over IP	***	25K SAU
25/FAJ 121 645/1	25kSAU Prioritize Payload Users	***	25K SAU
25/FAJ 121 726/1	25kSAU 2G-3G Roaming Restriction	***	25K SAU
25/FAJ 121 788/1	25kSAU SGSN Pool for GSM	***	25K SAU
25/FAJ 121 789/1	25kSAU Dual Access	***	25K SAU
25/FAJ 121 794/1	25kSAU IMEI Check Gf Interface	***	25K SAU

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

5. GSM BSC Hardware

Ericsson Part #	Description	NET Price	Parameter
New Nodes
FAM 105 412/6	BSC/TRC 450 with APG40C	***	per Node
FAM 105 412/1	Remote BSC 450C, R10	***	per Node
Expansions
	Expansion from BSC/TRC 450 to 700	***	per Node
Other Hardware
FAH 107 345/1	BSC R10 , 768 TRA Channels ( 4 TRA R6 )	***	per unit
FAH 107 344/1	BSC R10 , 84 T1 (ET155, 1+ 1red., ANSI )	***	per unit
FAH 107 243/10	ET4-1, 2 system	***	per unit
1/BFZ102111/118	MAGAZINE SET/GEM (4E)	***	per unit
1/BFZ102111/2	DELIVERY SET/RPG3 (8) EXPANSION SUBRACK	***	per unit
BAY111501/4	INSTALLATION KIT/BACK COVER,DOOR SINGLE	***	per unit
BFZ102101/82	SWITCHING EQPT/1X8RPG3 CABINET (AXE810)	***	per unit
BGB95131/30	FUSE UNIT/30A(NFS812)/30MOHM	***	per unit
NTM/BFZ102102/9	CABLE SET/BSC GEM 03 (IN THE GEM CABINET	***	per unit
NTM1970348/1	SET OF MATERIALS/BSC 1120, ISL CABLE MAI	***	per unit
NTM1970351/1	SET OF MATERIALS/CABLE KIT EXP T1/E1 NON	***	per unit
NTM1970388/1	SET OF MATERIALS/BSC 1120 SITE INSTALLAT	***	per unit
NTM1970395/1	SET OF MATERIALS/BSC 1120 T1 SURGE PROTE	***	per unit
NTM1970479/1	SET OF MATERIALS/BSC 1120-EXP CABINET	***	per unit
NTM1970559/32	SET OF MATERIALS/C-RAN P3.2 CPI CD-ROM	***	per unit
NTM1970650/2	SET OF MATERIALS/BSC 1120 OVRHD CABLE TR	***	per unit
ROY101118/1	PRINTED BOARD SET/EXPANSION KIT: CSPB BO	***	per unit
ROY101119/1	PRINTED BOARD SET/EXPANSION KIT: RPG3 BO	***	per unit
ROY101120/1	PRINTED BOARD SET/EXPANSION KIT: ET155-1	***	per unit

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

6. GSM MSC Hardware

Ericsson Part #	Description	NET Price	Parameter
New Nodes
FAM 105 394/1	Model 1, 336 ETC w/ APG40 (GTP Ver. 4.1 336:3072 R10)	***	per Node
FAM 105 416/1	Mini GTP Ver.2.0, 84:512 R10	***	per Node
FAM 105 416/2	Mini GTP Ver.2.0, 168 R10	***	per Node
***
Model 1 $ per 84 T1s	Commercial Solution for Model 1	***
Expansions
TBD	Expansion from 336 to 504 T1	***	per Node
FAM 105 416/3	Expansion from 84 to 168 T1	***	per Node
Additional Hardware needed for Multiplexing T1's to OC3
FAH 107 243/10	ET4-1, 2 systems T1 protected	***	per unit
Other Hardware
FAH 107 243/11	ET4-1, 4 system	***	per unit
FAH 107 243/*	Upgrade ET4-1, 4 to 6 system	***	per unit
FAH 107 207/1	SS7 interface card	***	per 64 SS7
FAH 107 190/2	512 ECP Channels	***	per unit
1/BFZ102111/21	DELIVERY SET/GEM 8C, 2 EXPANSION SUBRACK	***	per unit
17/BYB501/1	EQ MOUNT SET FOR SINGLE CAB (400MM) C FL	***	per unit
BAY111501/4	BACK COVER - DOOR - Single Cabinet	***	per unit
BFZ102102/216	Switching Equipment 2GEM4D+4E+8C	***	per unit
NTM/BFZ102102/1	DELIVERY SET/HIGHWAY CABLE SET (STANDARD	***	per unit
ROY101118/1	PRINTED BOARD SET/EXPANSION KIT: CSPB BO	***	per unit
ROY101120/1	PRINTED BOARD SET/EXPANSION KIT: ET155-1	***	per unit
TFL281324	Halogenfree, 2x6, 600v, 90c, ul	***	per unit

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

7. GSM BTS Hardware

Ericsson Part #	Description	NET Price
GSM 1900 RBS 2206 (Indoor)
FAB 620 869	RBS 2206, GSM 1900, CDU-G, Max Range, Up to 1+1+2, excl dTRU	***
KRC 131 1004/2	dTRU 1900 MHz EDGE 1,1,2	***
NTM 202 1050/01	TMA support 3 sector, TMA-CM & 3 Bias-T injector kit	***
KRY 112 71/2	ddTMA 1900 FB with LNA by-pass	***
GSM 1900 RBS 2106 (Outdoor)
FAB 620 877	RBS 2106, GSM 1900, CDU-G, Max Range, Up to 1+1+2, excl dTRU	***
KRC 131 1004/2	dTRU 1900 MHz EDGE 1,1,2	***
NTM 202 1050/01	TMA support 3 sector, TMA-CM & 3 Bias-T injector kit	***
KRY 112 71/2	ddTMA 1900 FB with LNA by-pass	***
NCD 300 16/01	Alarm Panel RBS 2106 (16 Alarm)	***
NCD 300 12/01	OVP-PCM module kit	***
RPM 513 1839/01600	RBS 2106 120 ohm connection cable	***
702/BYB 41 501/08	Base Frame	***
NTM 101 804/1	Grounding kit	***
BKC 901 06/010	Battery Kit (100 Ah) Low Height	***
SXK 107 2465/1	Lock handle	***
SMB 102 10/1	Lock/Key (cabinet)	***
RPM 628 180/3	USA Power Outlet type	***
GSM 1900 RBS 2308 (Micro) - Pole Mounted
FAB 620 7004/01	RBS 2308, 4 TRX for external antenna	***
NTM 192 08/2	Pole/Mast Fixture (RBS and PBC)	***
RPM 518 976/1	Extended OMT cable, 50 m	***
RPM 518 974/2	Transmission cable TNC(f) 75 W	***
Other Hardware
11/SNGU6011040/410	CABLE LUG/CABLE LUG,4/0 AWG,1 HOLE 3/8",	***
12/BKC8700200/89EF	BBS Battery 4x6V, 200Ah	***
21/SNGU6011040/424	CABLE LUG/CABLE LUG,4/0 AWG,2 HOLE 3/8",	***
24/BKC8610013/004	BATTERY/	***
701/BYB41501	INTERFACE UNIT/INSTALLATION INTERFACE	***
702/BYB 41 501/08	Base Frame	***
BFL 119 153/1	Auto-tune combiner	***
BFL119155/1	COMBINER UNIT/CDU-G 800 MHZ	***
BKC 901 06/009	Battery kit 100A RBS2106	***
BKV301483/1	FAN UNIT/FAN UNIT-01	***
BKY90113/2	ACCESSORIES/ACCESSORY KIT FOR 200AH	***
BMK508006/1	BATTERY RACK/BBS2000,1XBFU21	***
BMK90541/2	CABINET/PBC-MU2	***
BMK90542/2	BATTERY CABINET/PBC-BU2	***
BML 231 202/1	Power Supply Unit (PSU)	***
BMY 201 237/9	RBS2000 Battery connection cable kit	***
BMY201237/12	MOUNTING SET/SEISMIC. SHOCK PROT.	***
BMY201237/12	Seismic shock protection kit BBU2206	***
BMY201237/9	MOUNTING SET/CABLE 95KVMM/20M	***
BOE60214/1	FUNCTIONAL UNIT/GSM DXU-21	***
BOE60215/2	FUNCTIONAL UNIT/IXU-21	***
BOE60216/1	FUNCTIONAL UNIT/TIM E1/T1-01	***
FAB 102 863/4	Diplexers	***
FAB 620 382	RC 2206(3X2)CDUGu 1900 cabinet, excl dTRU	***
FAB 620 383	RC 2206(1X4)CDUGc,GSM 1900 cabinet, excl dTRU	***
FAB 620 388	RC 2206(3X4)CDUGc,GSM 1900 cabinet, excl dTRU	***
FAB 620 470	CDU-G, un-combined TX/RX cable kit, Bias-Injector kit	***
FAB 620 475	Combined TX/RX cable kit	***

FAB 620 7001/090	RBS 2401 cabinet	***
FAB 620 7004/01	RBS 2308, 4 TRX for external antenna	***
FAB 620 842	RC 2106(3X2)CDUGu 1900 cabinet, excl dTRU	***
FAB 620 843	RC 2106(1X4)CDUGc,GSM 1900 cabinet, excl dTRU	***
FAB 620 848	RC 2106(3X4)CDUGc,GSM 1900 cabinet, excl dTRU	***
FAB 620 869	RC 2206,CDUGu,1+1+2, 1900 cabinet, excl dTRU	***
FAB 620 877	RC 2106,CDUGu,1+1+2,1900 cabinet, excl dTRU	***
FAB6201187/002	EQUIP. RADIO CABINET/GU 2X2 8 T1 2106I	***
FAB6201191/001	EQUIP. RADIO CABINET/GU 3X2 19 T1 2106I	***
FAB6201191/002	2106 800Gu/3x2	***
FAB6201193/002	EQUIP. RADIO CABINET/GC 1X12 8 T1 2106I	***
FAB620381/001	2206 1900Gu/2x2/+24VDC, uncombined	***
FAB620382/002	2206 1900Gu/3x2/+24VDC, uncombined	***
FAB620385/001	2206 1900Gc/1x12/+24V, combined	***
FAB620389/001	2206 800Gu/1x2/+24V, uncombined	***
FAB620391/002	2206 800Gu/3x2/230-120V, uncombined	***
FAB620394/001	2206 800Gc/1x12/+24V, combined	***
FAB620394/002	2206 800Gc/1x12/230-120V, combined	***
FAB620471/1	COMBINER UNIT/EXP.CDU-G UNCOMB.NO TMA 8	***
FAB620474/1	COMBINER UNIT/EXP.CDU-G COMBIN.NO TMA 8	***
FAB620566/03	EDGE dTRU 1900 MHz 2x2 (qty 2 dTRUs)	***
FAB620567/09	EDGE dTRU 1900 MHz 3x2 (qty 3 dTRUs)	***
FAB620570/01	EDGE dTRU 1900 MHz 1x12 (qty 6 dTRUs)	***
FAB620572/01	EDGE dTRU 800 MHz 1x2 (qty 1 dTRUs)	***
FAB620573/03	TRANSCEIVER/(1,1)	***
FAB620574/01	TRANSCEIVER/(3)	***
FAB620574/09	EDGE dTRU 800 MHz 3x2 (qty 3 dTRU)	***
FAB620577/01	EDGE dTRU 800 MHz 1x12 (qty 6 dTRU)	***
FAB6207020/02	RBS2109-1900 Mast ext ant TMA-sup ready	***
FAB6207021/02	RBS2109-1900 Exten ext ant TMA-sup ready	***
FAB6207022/01	RADIO STATION/RBS2109 GSM 800 MASTER	***
KRC 131 1004/2	Individual 1900 MHz dTRU	***
KRC1311005/2	TRANSCEIVER/DTRU 800 MHZ EDGE	***
KRC161028/1	TRANSCEIVER/RRU-H8	***
KRF20189/2	EHCU 824-960 MHz	***
KRY 101 1856/1	RX multicoupler	***
KRY 112 71/1	TMA GSM 1900 - Without Bypass Functionaliy	***
KRY 112 71/2	TMA GSM 1900 - With Bypass Functionaliy	***
KRY 112 81/1	TMA GSM 800 - Without Bypass Functionaliy	***
KRY 112 81/2	TMA GSM 800 - With Bypass Functionaliy	***
KRY11254/1	ANTENNA ACCESSORIES/ASU	***
KRY11271/2	AMPLIFIER/DDTMA FB FOR GSM 1900 BYPASS	***
KRY11281/2	ddTMA GSM800 with By-Pass	***
NBA101025/21	Distribution Frame Unit 7m (DF/OVP/PCM)	***
NCD 300 12/02	OVP-PCM Module kit (75 Ohm)	***
NCD 300 16/01	Alarm Panel	***
NCD90126/11	OVERVOLTAGE ARRESTER/OVP-PCM-MODULE KIT	***
NCD90126/13	OVERVOLTAGE ARRESTER/OVP-ALM1, EXTERNAL	***
NTM 101 804/2	Grounding Kit GBF	***
NTM 101 902/1	Intrusion protection screws and bits tool	***
NTM 201 207/1	Label Set for GSM feeders	***
NTM 201 2977/2	Anchor Kit GBF	***
NTM 201 3093/1	TG-Synch Support Internal	***
NTM 202 1047/01	ASU-support kit, ASU & ASU cabinet internal cable-kit	***
NTM 202 1048/01	TMA Support 1 Sector (2 Antennas)	***
NTM 202 1049/01	TMA Support 2 Sectors (4 Antennas)	***
NTM 202 1050/01	TMA Support Kit 1 sector	***
NTM 202 1051/01	ASU Support kit RBS2106	***
NTM1010587/1	MOUNTING SET/PBC-02, PBC-BU SINGLE MOUNT	***
NTM101804/2	SET OF MATERIALS/GROUNDING KIT 35MM2	***
NTM101902/1	SET OF MATERIALS/INTRUSION PROTECTION SC	***
NTM19208/3	MOUNTING SET/POLE BRACKET SET	***
NTM19243/1	MOUNTING SET/MATERIAL SET WALL BRACKET	***
NTM1970160/1	SET OF MATERIALS/PBA,CAM,128CE,RBS	***
NTM1970195/1	SET OF MATERIALS/RBS, RX DOWNCONVERTER,	***
NTM1970534/1	SET OF MATERIALS/RBS, MTX UPCONVERTER, 8	***
NTM1970720/1	SET OF MATERIALS/RBS, PBA, CAM, 64CE	***
NTM2011285/1	Lifting eye set	***
NTM2011285/1	Lifting eye set	***
NTM201207/1	Label Set for feeders	***
NTM2012685/01	Grounding kit RBS 220x, BBS	***
NTM2012977/1	Concrete Anchor Kit RBS2206	***
NTM2012977/2	SET OF MATERIALS/EXPANDERBOLTS,M12X90MM	***
NTM2012983/1	CABLE SET/CDU-G COMBINED	***
NTM2013072/2	SET OF MATERIALS/ESB/CABLE 7,020M RBS 2	***
NTM2013093/1	SET OF MATERIALS/TG SYNC SUPPORT RBS2106	***
NTM2013146/1	PCM Label Set RBS2X06	***
NTM2021047/01	SET OF MATERIALS/ASU-SUPPORT RBS2206	***
NTM2021048/01	SET OF MATERIALS/(B),BIAS INJECTOR KIT/S	***
NTM2021049/01	TMA Support Kit 2 sector	***
NTM2021050/01	TMA Support Kit 3 sector	***
NTM2021050/01	TMA Support Kit 3 sector	***
NTM2021050/01	SET OF MATERIALS/(B,B,B),BIAS INJECTOR K	***
NTM2021050/01	TMA Support Kit 3 sector	***
NTM2021051/01	SET OF MATERIALS/ASU-SUPPORT RBS2106	***
NTM20268/29	SET OF MATERIALS/TMA-CM KIT FOR RBS 2109	***
NTMU20128/1	KIT/KIT, SPLIT B SECTOR DIVERSITY	***
NTZ111111	SPARE PARTS SET/4 PCS OF OVP BOARDS	***
NTZ112515/2	SPARE PARTS SET/SUNSHIELD	***
NTZ112516/1	SPARE PARTS SET/PIB;POWER INTERFACE BOAR	***
NTZ112517/1	SPARE PARTS SET/IFB;INTERFACE BOARD	***
RNV9912007/1	STRAPPING PLUG/STRAPPING PLUG, RBS 2107	***
RPM 113 7593/15000	PCM RJ45/15Pin connection cable	***
RPM 513 1104/12420	TG-Synch External Cable	***
RPM 513 1839/01600	Internal PCM Cable	***
RPM 628 180/3	USA Power Outlet type	***
RPM1137593/15000	CONNECTION CABLE/CABLE-RBS TO ADC SONEP	***
RPM1137593/15000	PCM RJ45/15Pin Conn Cable	***
RPM119342/4	CABLE WITH CONNECTOR/RBS JUMPER N(M)-7/1	***
RPM119395/1	CABLE WITH CONNECTOR/OMT CABLE 20 M RBS	***
RPM119511/2	CABLE WITH CONNECTOR/Y CABLE MASTER 0,5	***
RPM119925/1	CABLE WITH CONNECTOR/CABLE EBB TO IXU	***
RPM119958/5000	POWER CABLE/DC-CABLE 5,0 M	***
RPM5131104/07020	CABLE/SIGNAL ESB/CAB	***
RPM5131782/00310	COAXIAL CABLE/COAXIAL CABLE RBS2206	***
RPM5131893/00210	COAXIAL CABLE/QMA CDU-TRU/RXA RBS2206	***
RPM5131893/00230	COAXIAL CABLE/QMA CDU-TRU/RXA RBS2206	***
RPM5131893/00390	COAXIAL CABLE/QMA CDU-TRU/RXA RBS2206	***
RPM5132186/00200	CABLE WITH CONNECTOR/EXT ALARM/CONN.FIEL	***
RPM5132190/01600	CABLE WITH CONNECTOR/DXU/CONN.FIELD	***
RPM5132193/01700	CABLE WITH CONNECTOR/ESB/CONN.FIELD, RBS	***
RPM513904/02160	CABLE/SIGNAL ESB	***
RPM628180/3	CONNECTION CABLE/A3CU, US	***
RPT403805/01	CONNECTOR/D-SUB STRAPPING PLUG 90 OHM	***
SAR201080/03	LIFTING EYE BOLT/LIFTIG EYE BOLT LT M8 S	***
SAR201100/03	Lifting eye RBS 2206	***
SDF10548/1	COVER/PROTECTION COVER FAN UNIT	***
SEB1121133/3	FRAME/MBU-01	***
SMB10210/1	LOCK/LOCK/KEY, CABINET	***
SXK 107 2465/1	Lock Handle	***
TPM1010023/10M	CABLE/TFL3016003/4 10M SPO	***
TSR26323 / 900	Power cable BFU21-1MU/2x6	***
TSR95170/2	½" jumper(superflex),2m, 7/16(m)- 7/16(m	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

8. TEMS

Ericsson Part #	Description	NET Price
TEMS Investigation
FAB 801 5873	TEMS investigation 7.1 GSM Base Package	***
FAB 801 5872	TEMS investigation 7.1 UMTS Base Package	***
FAB 801 5884	Sony Ericsson W600i	***
FAB 801 4913	Nokia 6230 US	***
FAB 801 5886	Qualcomm License Option B	***
FAB 801 5889	Nokia License Option A	***
FAB 801 5890	Motorola License Option A	***
FAB 801 6096	PCTEL License Option	***
FAB 801 1238	Garmin GPS 35 PC, GPS Kit	***
FAB 801 1253	USB-to-RS232 Serial Converter, HUB 4 Ports	***
FAB 801 1254	USB-to-RS232 Serial Converter, HUB 8 Ports	***
FAB 801 5770	OEM USB GPS Kit	***
KRY 901 053	7 Port USB Hub	***
KRY 901 033	2 Port USB Hub Cable	***
TEMS DriveTester
FAB 801 6199	TEMS DriveTester CDMA 4.x Base Package	***
KRC 161 047	TEMS Kyocera SE44 Phone	***
RPM 119 0052	SE44 Interface Cable	***
FAB 801 4991	TEMS DriveTester GSM/GPRS 2.x with T610, Short Stand	***
FAB 801 4992	TEMS DriveTester GSM/GPRS 2.x with T616, Short Stand	***
FAB 801 4993	TEMS DriveTester GSM/GPRS 2.x with T618, Short Stand	***
FAB 801 5005	TEMS DriveTester 2.x T610 Phone Kit	***
FAB 801 5006	TEMS DriveTester 2.x T616 Phone Kit	***
FAB 801 5007	TEMS DriveTester 2.x T618 Phone Kit	***
FAB 801 3239	TEMS DriveTester Annual Support	***
LZU 102 684	TEMS DriveTester Training (1 Day, plus expenses)	***
TEMS DeskCAT
FAB 801 2997	TEMS DeskCAT 5.1 (Single User License)	***
FAB 801 2998	TEMS DeskCAT 5.1 (Site License)	***
FAB 801 2999	TEMS DeskCAT 5.1 (Corporate License)	***
LZU 102 513	Training, TEMS DeskCAT (2 days, plus expenses)	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

9. CALEA

Product Number	Description	Parameter	NET Price
Hardware
SG-2100-02-01-10	Call Data Delivery Function (CDDF) hardware - Hi Availability - 1 per 15 MSC	per small system	***
SG-3101-02-01-10	Global System Admin (GSA) Hardware - UNIX Hi Availability - 1 per network	per small system	***
27-310-0176	Rack Assembly (Includes Router/Hub/cables/IP)	per small system	***
MFM - 1 Per Network (Optional)			***
SG-4000-02-01-10	Maintenance and Fault Monitoring Hardware, Basic	per unit	***
Spares			***
SG-2100-03-01-10	Spare, CDDF, High Availability	per unit	***
SG-3100-03-01-10	Spare, GSA, High Availability	per unit	***
Software			***
Ericsson LI feature			***
FAJ122568/4	GSM MSC R9.1 Lawful Intercept feature	included in SW CAP	***
CDDF - 1 per 15 MSCs
SG-2000-02-01-20	CDDF Software - 200 CDCs (MSC support)	per small system	***
SG-2000-02-01-60	CDDF Software - (HLR support)	per small system	***
SG-2000-02-01-23	CALEA Punch List Software Upgrade	per small system	***
SG-2000-02-01-30	Toggle for Dial Digit Extraction/Location Information in CDDF & GSA	per small system	***
GSA - 1 Per Network - GSM only
SG-3000-02-01-21	GSA 1 Software No. of Targets/taps 150	per small system	***
SG-3000-02-01-60	GSA Software for HLR Support	per small system	***
MFM - 1 Per Network (Optional) - GSM only
SG-4000-02-01-20	MFM Software including Single SIS platform	per small system	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

10. GSM Spares

Ericsson Part #	Description	Kit Quantity	NET Price
MSC-GSM SPARES	AXE810 MSC Spares Kit		***
NTZ 111 64/1	APZ 212 30/1 Common Kit	1	***
NTZ 111 109/1	APZ 212 33 Kit IPN Adapted - Not fitted	1	***
NTZ 111 53/6	Common Kit	1	***
NTZ 111 53/7	GB Kit	1	***
NTZ 111 57/10	MSC Misc.Kit ANSI	1	***
BFD 509 08/3	Fan Unit	1	***
BFD 509 08/4	Fan Unit (GEM)	1	***
ROJ 207 030/2	RP Bus Board Serial	1	***
ROJ 204 16/5	RPP(DTI2) Board	1	***
ROJ 204 43/2	RPG3 Board	1	***
ROJ 204 06/1	DLHB Board	1	***
ROJ 204 507/1	RP4-H Board	1	***
ROJ 208 306/1	ET155 Board	1	***
BSC-GSM SPARES	AXE810 BSC/TRC Spares Kit		***
NTZ 111 64/1	APZ 212 30/33 Common Kit	1	***
NTZ 111 64/3	CPG, APZ 212 30, 80 MHz	1	***
NTZ 111 53/6	Common Kit	1	***
NTZ 111 53/7	GB Kit	1	***
BFD 509 08/3	Fan Unit	1	***
BFD 509 08/4	Fan Unit (GEM)	1	***
ROJ 207 030/2	RP Bus Board Serial	1	***
ROJ 204 43/2	RPG3 Board	1	***
ROJ 204 06/1	DLHB Board	1	***
ROJ 204 507/1	RP4-H Board	1	***
ROJ 208 306/1	ET155 Board	1	***
NTZ 111 58/3	PCU Kit	1	***
2206SPARES-1900	BTS 2206 Spare Kit, 1900 MHz (1 Kit per 100 dTRU's)		***
BML 231 202/1	PSU:Power supply unit, (PSU230 1000W +24VDC FC Opto, /2106, /2206)	1	***
BOE 602 14/1	Functional Unit, DXU-21, (for /2106, /2206)	1	***
KRY 101 1856/1	Unit, CXU 900/1800/1900 MHz, ( for RBS 2106, /2206)	1	***
BFL 119 153/1	CDU-G 1900MHz,Combiner Unit, (for /2106, /2206)	1	***
KRC 131 1004/2	Transceiver 1900MHz (EDGE dTRU)	2	***
KRY 112 54/1	Unit, ASU, ( for RBS 2106, /2206)	1	***
KRY 112 71/2	ddTMA 1900 FB with LNA by-pass:	2	***
BFL 119 406/1	Subrack, (Subrack CDU-G/F repair code "A" + critical "1" =>C.S. RBS 2106, /2206)	1	***
BGM 136 1001/2	Printed Board assembly., (FCU 4 Fan RBS 2106, /2206)	1	***
BKV 301 216/77	Fan Unit, (Diagonal, dia. 171,5*51 24VDC, for RBS 2106, /2206)	1	***
BMG 980 06/1	IDM:Distribution Unit, (IDM Panel for RBS 2106, /2206)	1	***
BMG 980 07/1	ACCU, (repair code "A" + critical "1" =>C.S. for RBS2206)	1	***
BMG 980 07/2	DCCU, (repair code "A" + critical "1" =>C.S. for RBS2206)	1	***
KDR 109 61/964	Microcircuit, (Flash ATA 64,2M 5,5V 3,3V I, for RBS 2106, /2206)	1	***
KFE 101 1145/1	Filter Unit, (repair code "A" + critical "1" =>C.S. VDC Filter /2206)	1	***
KRY 101 1873/1	TMA-CM Kit (Incl. Front TMA-CM 01, Optional for/2106, /2206)	1	***
KTY 901 05/1	Accessories, repair code "A" + critical "1" =>C.S. Transmission Adapter for /2106, /2206)	1	***
NFD 496 23/1	Over voltage arrester (DF-OVP, 18V # for RBS 2106, /2206)	1	***
NCD 300 16/01	Alarm Panel RBS 2106 (16 Alarm)	1	***
ROA 219 5313/1	Printed Board assembly., (TRU Backplane RBS 2106, /2206)	1	***
ROA 219 5314/1	Printed Board assembly., (DXU Backplane only for RBS 2206)	1	***
RPM 513 1110/01700	Connection cable, (repair code "A" + critical "1" =>C.S. Conn.cable +24V, RBS2206)	1	***
RPM 513 1116/02500	Signaling cable, (repair code "A" + critical "1" =>C.S. LED-cable GSM syst, RBS2206)	1	***
RPM 513 1138/01700	Connection cable, (repair code "A" + critical "1" =>C.S. Conn.cable +24V, RBS2206)	1	***
RPM 513 1409/02500	Optical fiber cable, (repair code "A" + critical "1" =>C.S. for /2206)	1	***
RPM 513 1410/02500	Optical fiber cable, (repair code "A" + critical "1" =>C.S. for /2206)	1	***
RPM 513 852/00160	Connection cable, (Opto for RBS 2106, /2206)	1	***
RPM 513 852/00250	Connection cable, (Opto for RBS 2106, /2206)	1	***
RPM 513 904/02160	Cable, (repair code "A" + critical "1" =>C.S. Signal ESB RBS2206)	1	***
RPM 982 02/200	Optical cable w. connector, (repair code "A" + critical "1" =>C.S. L=200 MM, /2206)	1	***
Miscellaneous MSC/BSC/BTS Spares			***
FAH 107 318/1	ET4-1 Spare, PDB board	per unit	***
FAH 107 318/2	ET4-1 Spare, CCF-LI board	per unit	***
FAH 107 318/3	ET4-1 Spare, ET-SFB board	per unit	***
NTZ 111 58/3	PCU Kit	per unit	***
FAB 102 863/4	Diplexers	per unit	***
CALEA Spares			***
SG-2100-03-01-10	Spare, CDDF, High Availability	per unit	***
SG-3100-03-01-10	Spare, GSA, High Availability	per unit	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

11. Services

GSM Implementation Services
Ericsson Part #	Description	Parameter	Net Price
MSC
	Mini GTP MSC	per node	***
	MSC upgrade 84 to 168 T1	per node	***
	MSC (Model 1 336 T1) with APG40	per node	***
	Optional ETC cabinet	per node	***
BSC
	BSC/TRC 450 with APG40	per node	***
	Remote BSC	per node	***
BTS
	BTS 2206 3x2 with TMA support	per node	***
	BTS 2106 3x2 with TMA support	per node	***
	BTS 2206 dTRU Expansion	per node	***
	BTS 2109 1x4	per node	***
	BTS 2308	per node	***
OSS
	GSM OSS R9.1	per node	***
TTY
	E-CTM node	per node	***
GPRS
	CGSN 3.0	per node	***
	Software Upgrade CGSN 3.0 to 5.0	per node	***
CALEA
	CDDF	per node	***
	GSA	per node	***
	MFM	per node	***
Re-home
	Re-parenting Nokia BSC to Ericsson MSC	per node	***
RF Services
	Radio Design Review	per site	***
	Initial Tuning/Acceptance Test	per site	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

GSM System Support & Hardware Support
Unit NET Annual Prices
Ericsson Part #	Description	Parameter	In Warranty	Out of Warranty
System Support
	Mini MSC Models	per node	***	***
	MSC Model 1-3	per node	***	***
	MSC-S	per node	***	***
	MGW	per node	***	***
	Remote BSC	per node	***	***
	BSC /TRC	per node	***	***
	TRU	per TRU	***	***
	OSS	per server	***	***
	TTY	per node	***	***
	CGSN 3.0	per node	***	***
	CALEA	per node	***	***
Hardware Support
	Mini MSC Models	per node		***
	MSC Model 1-3	per node		***
	MSC-S	per node		***
	MGW	per node		***
	Remote BSC	per node		***
	BSC /TRC	per node		***
	TRU	per node		***
	OSS	per node		***
	TTY	per node		***
	CGSN 3.0	per node		***
	CALEA	per node		***
Note: All Support Services will be invoiced annually in advance.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

CDMA Support & Maintenance
Unit NET Annual Prices
Ericsson Part #	Description	Parameter	In Warranty	Out of Warranty
System Support
	MSC Model 1-3	per Node	***	***
	MSC Model 4&up	per Node	***	***
	MSC Expansion	per Node	***	***
	BSC/TRC Model B-E	per Node	***	***
	BSC/TRC Model F&up	per Node	***	***
	BSC Expansion	per Node	***	***
	BTS Carrier	per Carrier	***	***
	OSS	per Server	***	***
	IWF	per unit	***	***
	PDSN	per Node	***	***
	HA	per Node	***	***
	AAA	per Node	***	***
	MPBN	per Node	***	***
	Site Router	per Node	***	***
	CALEA	per Node	***	***
Hardware Support			***
	MSC Model 1-3	per Node	***	***
	MSC Model 4&up	per Node	***	***
	MSC Expansion	per Node	***	***
	BSC Model C, B1, C1 E1	per Node	***	***
	BSC Model F, F1 & up	per Node	***	***
	BSC Expansion	per Node	***	***
	BTS Carrier	per Carrier	***	***
	OSS	per Server	***	***
	IWF	per unit	***	***
	PDSN	per Node	***	***
	HA	per Node	***	***
	AAA	per Node	***	***
	MPBN	per Node	***	***
	Site Router	per Node	***	***
	CALEA	per Node	***	***
Note: All Support Services will be invoiced annually in advance.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

	Parameter	Net Price
WCDMA Services
Network Rollout
MSC Server Implementation	Node	***
M-MGw R3.0 Implementation	Node	***
SGSN Dual Access Remote Upgrade	Node	***
GGSN Implementation	Node	***
RBS 3206 1x1 Implementation	Node	***
RBS 3206 2x1 Implementation	Node	***
RBS 3206 3x1 Implementation	Node	***
RNC 175 Implementation	Node	***
RXI Implementation	Node	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

12. Ad Hoc Hardware Repair

Ericsson Part #	Description	NET Price
Repair Ad-Hoc
BFL119155/1	CDU-G 800 MHZ	***
BTE101101/13	TRANSCEIVER - ATRM (50 Watts)	***
KRC1311004/2	dTRU 1900 MHZ EDGE	***
KRF201243/1	ATC QUAD FILTER	***
KRY11271/2	AMPLIFIER - ddTMA FB FOR GSM 1900 BYPASS	***
ROF1314255/1	PCB - EXALI-B3	***
ROJ208439/1	PRINTED BOARD ASSEMBLY - IPU	***
BOE60214/1	DXU-21	***
BFC90175/1	SUBRACK - TFM_DBM2	***
ROA1270293/2	MULTILAYERPRINTBOARD - CC1X64	***
KRC1311005/2	dTRU 800 MHZ EDGE	***
BMR960019/1	DC/DC-CONVERTER	***
BFB10951/2	PLUG IN UNIT - LARGE NODE PNA 768MB	***
ROA1270222/2	PRINTED BOARD ASSEMBLY - RX MRBS 08/1	***
BFL119153/1	COMBINER UNIT FOR 1900 MHZ	***
BML231202/1	PSU230 1200W +24VDC FC OPTO	***
ROJ208442/1	PRINTED BOARD ASSEMBLY - MAU	***
ROJ208351/1	PCB - CSPB	***
KRB1011119/1	TRANSMITTER UNIT - HPA, 54W, 800MHz	***
KRB1011121/1	TRANSMITTER UNIT - HPA, 40W, 1900MHz	***
NTM1970425/1	SET OF MATERIALS - GPS Kit, GPS Receiver Kit	***
ROJ1192106/3	PRINTED BOARD ASSEMBLY - GPB3	***
ROJ1192108/2	PRINTED BOARD ASSEMBLY - SCB	***
ROJ208437/1	PRINTED BOARD ASSEMBLY - POWC	***
ROJ1192170	PRINTED BOARD ASSEMBLY - PBA, GPS-TUB, BSC 1120	***
ROA1270223/1	PRINTED BOARD ASSEMBLY - TX MRBS 19 3C	***
ROA1270222/1	PRINTED BOARD ASSEMBLY - RX MRBS 19/1	***
ROJ20443/2	PCB - RPG3	***
KRC16184/7	RRU - 800 MHz TRANSCEIVER/RRU-M8	***
ROJ1192101/2	PRINTED BOARD ASSEMBLY - ET-M1	***
ROJ208440/1	PRINTED BOARD ASSEMBLY - DSU-1GW	***
BML435002/1	RECTIFIER (+24V)	***
BML435004/1	RECTIFIER - 24V 1700W FORCED COOLING	***
ROJ20416/4	PCB-RPP-BASIC	***
1/BPD10436/1	Condenser Fan (Climate)	***
ROJ208306/1	PCB - ET155-1-O	***
ROA1270223/2	PRINTED BOARD ASSEMBLY - TX MRBS 08 3C	***
ROJ1192175/1	PRINTED BOARD ASSEMBLY - MSB2	***
ROJ20432/1	PCB - PDSPLE	***
ROJ208304/1	PCB - XDB	***
KRB1011125/1	TRANSMITTER UNIT - HPA, 60W, 800MHZ	***
2/BPD10435/1	SPARE PART - Heat Exchanger Extern.fan 24v	***
ROJ20416/6	PRINTED BOARD ASSEMBLY - RPP	***
KRY1011856/1	CXU-10	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

13.  WCDMA/UMTS

Description	Net Unit Price	Parameter
MSC
CN Server 40i, R11 (ETSI&ANSI)	***	Node
MSC Basic SW	***	Per SCC
MSC Optional SW Package	***	Per SCC
Signaling Transport over IP (SIGTRAN)	***	Per SCC
Network Identity and Time Zone (NITZ)	***	Per SCC
CAMEL Phase 3 Support	***	Per SCC
Explicit Call Transfer (ECT)	***	Per SCC
Optimal Routing at Late Call Forwarding	***	Per SCC
Global Equal Access	***	Per SCC
Extended CAMEL Support	***	Per SCC
CAMEL Phase 2 Support	***	Per SCC
WCDMA to GSM Handover	***	Per SCC
MGW
GMP V2.0 Base Configuration 205 (HS5)	***	Node
M-MGw R3.0 Main Basic SW License RTU	***	Per SCC
M-MGw R3.0 Main Optional SW Package	***	Per SCC
UMTS Lu Interface	***	Per SCC
OSS SW
Core
FAJ 121 91, Network Statistics Analyzer - Core, MGw	***	Per Node
FAJ 121 597, Statistical Data Mart - Core, MGw	***	Per Node
FAJ 122 847, Performance Statistical Alarms, MGw	***	Per Node
FAJ 121 890, Core Network Starter Package, MGw	***	Per Node
Radio
Centralized Operations Support SS+BSS; FM Complete (BASIC)	***	Per SCC
BTS Configuration Management (BCM) SS+BSS	***	Per SCC
Measurement Result Recording (MRR) SS+BSS	***	Per SCC
Network Statistics Analyzer (NWS-A) SS+BSS	***	Per SCC
Performance Statistical Alarms (PSA) SS+BSS	***	Per SCC
Radio Network Recording (RNR) SS+BSS	***	Per SCC
Statistical Gateway (SGw) SS+BSS	***	Per SCC
Report Generator, Business Objects	***	Per SCC
Statistical Data Mart (SDM) SS+BSS	***	Per SCC
Statistical Measurement Initiator and Administration (SMIA) SS+BSS	***	Per SCC
GSN
SGSN SW package	***	25K SAU
GGSN HW	***	Node
GGSN Basic Capacity SW Package	***	License
GGSN HSDPA SW package	***	50KPDP
Radio Network Hardware
RXI 820	***	Node
RNC 3810	***	Node
RBS 3106 (1x1)	***	Node
RBS 3106 (2x1)	***	Node
RBS 3106 (3x1)	***	Node
UTRAN SW
UTRAN Software (RNC & RBS & RXI) 32 CE step	***	32CE
HSDPA RTU Initial (5 codes/3cell carrier)	***	HS CC
Network Management
OSS HW Package	***	Kit
OSS growth RTU, per W-Node	***	WRAN Node
Spares
MSC Server Spares Kit	***	Kit
MGW Spares Kit	***	Kit
RNC	***	Kit
GGSN	***	Kit
HSDPA (128 DL CE board) 1 Board (1 board recommended for every 100 Node B)	***	Kit
RBS 3206 (1 kit recommended for every 100 RBS)	***	Kit
RXI 820	***	Kit
System Support	In Warranty	Out of Warranty
MSC-S	***	***
MGW	***	***
RNC	***	***
per CE	***	***
HSDPDA (per Node B)	***	***
GGSN	***	***
Hardware Support	In Warranty	Out of Warranty
MSC-S	***	***
MGW	***	***
RNC	***	***
RXI	***	***
per CE	***	***
HSDPDA (per Node B)	***	***
GGSN	***	***
Shipping
Transportation per OSS server per trip	***	per node
RBS Transportation per base station per trip	***	per node
RNC Transportation per node per trip	***	per node
EPDU Cabinet per pair per trip	***	per node
Circuit Node Transportation per node	***	per node
Packet Node Transportation per node	***	per node

Misc. parts/Bulk order and all other deliveries

Total value per sales order based on HW list price
$0 to $2,500	***	per order
$2,501 to $10,000	***	per order
$10,001 to $75,000	***	per order
$75,001 to $150,000	***	per order
$150,001 and above	***	per order

Transportation is applicable per trip.
Expedite fee RCC_EXPEDITE is 1% to 5% of HW list per requirement

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

14. Training Services.

Training		Parameter	Net Unit Price
	Training Credit Unit	per CU	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted
CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.11(c) Redacted

EXHIBIT B

CDMA LAST-TIME-BUY

INQUIRY 10035657
DESCRIPTION:	RBS 1130, MCPA Module, 800 MHz				Extended
Item	Part #	Product Description	Qty	Price (each)	Contract Price	Discount	Net Price
1.1	NTM 197 0191/1	RBS 1130, MCPA Module, 800 MHz	***	***	***	***	***

***

INQUIRY 10032541
DESCRIPTION:	CDMA NETWORK HARDWARE - BTS 1130 800 MHz, 1x1 (1 FA & 1 Sector) to 1x3 (1 FA & 3 Sectors) HW Expansion

				Price	Extended
Item	Part #	Product Description	Qty	(each)	Contract Price	Discount	Net Price

1. RBS 1130 800 MHz, 1x1 to 1x3 HW Expansion
1.1	NTM 197 0191/1	RBS, 40W MCPA MODULE, 800MHZ	***	***	***	***	***
1.1	NTM 197 0195/1	RBS, RX DOWNCONVERTER, 800MHZ	***	***	***	***	***
1.1	NTM 197 0534/1	RBS, MTX UPCONVERTER, 800MHZ	***	***	***	***	***
1.2	NTM 197 0798/1	SET OF MATERIALS/DLNA, 876-886MHZ CO-LO	***	***	***	***	***
		RBS 1130 800 MHz, 1x1 to 1x3 HW Expansion TOTAL:	***	***	***		***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

10037708
DESCRIPTION:	CDMA NETWORK HARDWARE - BTS 1130 800 MHz, 1x3 (1 FA & 3 Sector) to 2x3 (2 FA & 3 Sector) HW Expansion,128CE

				Price	Extended
Item	Part #	Product Description	Qty	(each)	Contract Price	Discount	Net Price

1. RBS 1130 800 MHz, 1x3 to 2x3 HW Expansion, 64 CE
1.1	NTM 197 0160/1	CAM 128CE Card	***	***	***	***	***
1.2	NTM 197 0195/1	RBS, RX DOWNCONVERTER, 800MHZ	***	***	***	***	***
		RBS 1130 800 MHz, 1x3 to 2x3 HW Expansion, 64 CE TOTAL:	***	***	***	***	***

NOTE
The NTM1970720/1 CAM 64CE Card is not available. The replacement is the NTM1970160/1 CAM 128CE Card.

10037707
DESCRIPTION:	128 CE Card
Item	Part #	Product Description	Qty	Price (each)	Contract Price	Discount	Net Price
1.1	NTM 197 0160/1	PBA, CAM, 128CE, SPARE, RBS 1130	***	***	***	***	***
			***	***	***	***	***
			***	***	***	***	***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

INQUIRY 10039423
DESCRIPTION:	RCC ALEXANDRIA-MSC1 Expansion

	Part #	Product Description	Qty.	Price (each)	Contract price	Discount	Net Price
1.1	ROY101118/1	PRINTED BOARD SET/EXPANSION KIT: CSPB BO	***	***	***	***	***
1.2	ROY101120/1	PRINTED BOARD SET/EXPANSION KIT: ET155-1	***	***	***	***	***
1.3	BAY111501/3	INSTALLATION KIT/DOORS + MANDATORY MECHA	***	***	***	***	***
1.4	NTM50346/20	SET OF MATERIALS/CABLE PACKAGE FOR ET4-1	***	***	***	***	***
1.5	17/BYB501/1	EARTHQUAKE PROOF SET/SINGLE CAB, CONCRET	***	***	***	***	***

***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted
CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.11(c) Redacted

EXHIBIT C

CALCULATION OF AVERAGE SCC USAGE

Prior to the end of each calendar quarter, Ericsson will generate the SCC usage report by running the command “LSLDP” on each MSC. Based on such report, Ericsson will use the following formula to calculate the average SCC usage of such calendar quarter:

Average SCC Usage = Sum of peak SCC usage of each day in the calendar quarter
Total number of days in the calendar quarter

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

EXHIBIT D

SYSTEM SUPPORT AND HARDWARE SUPPORT

1. System Support

During the Term, Ericsson shall make available to RCC the following maintenance and support services for the System (comprised of the network elements purchased by Customer from Ericsson and deployed by Customer in its network to the extent that Customer purchases system support for such network elements):

(a) General. RCC will request support for specific incidents from Ericsson with respect to the operation of the System by issuing a customer service request in accordance with the Incident Report guidelines set out in the Ericsson Procedures Manual (“CSR”). Ericsson will provide Help Desk and Emergency Support for the System, as well as Software Updates (as defined below).

When Ericsson receives a CSR, it will conduct an investigation of the issues reported by RCC and may provide an interim measure to address such issues. A CSR will be deemed closed when Ericsson provides RCC with a mutually agreed Restoration. Ericsson and RCC will work together in good faith to agree upon the appropriate severity level assigned to each CSR. A severity level cannot be lowered without the mutual agreement of the parties. Ericsson shall use the following four (4) severity levels with corresponding target times, to categorize reported problems:

Severity	Accuracy	Remedy	Restoration	Response
Emergency	98%	4 hours	24 hours	15 min
High	70%	24 hours		1 hour*
	98%	72 hours	1 week
Medium	70%	1 week		8 hours*
	98%	3 weeks	5 weeks
Low	70%	2 weeks		8 hours*
	98%	6 weeks	12 weeks
*: The Response time is applicable only during Normal Working Hours (as defined below).

Table 1. CSR Target Times.

NOTE 1: As of January 1, 2007, TDMA CSR target times will no longer apply.

NOTE 2: As of January 1, 2008, CDMA CSR target times will no longer apply.

Accuracy is defined as the percentage of CSRs or Lead Times that have met the applicable targets set out above for CSR Restorations and in section 2.g for Lead Times. Ericsson shall measure and track in writing Accuracy for Restorations only (“Accuracy”) each calendar month. Within 20 days of the close of each calendar month, Ericsson shall provide RCC with a written report of the Restoration Accuracy measurements for the previous calendar month. At the end of each calendar year, Ericsson shall determine the average

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

monthly Accuracy measurements during that calendar year and provide that information to RCC in a written report with thirty (30) days of the close of the calendar year. Each time

•
Remedy is defined as the action(s) required to restore the System or any equipment or software component of the System to a working condition or to isolate the problem to limit its effects. The Remedy may cause restrictions in functionality and System performance.

•
Restoration is defined as the action(s) required to prevent the reoccurrence of a problem or any underlying causes of a problem. When a Restoration is implemented, the System, or any affected equipment or software component of the System is operating without negative impact

•
Response is defined, in the case of a submitted Emergency or High severity CSR, as the first contact to Ericsson to RCC in response to RCC’s report to Ericsson of such CSR. If the CSR is classified as Medium or Low severity, the Response is defined as the generation by Ericsson of a CSR reference number, which is generated automatically by the web-based CSR tool.

•	An Emergency CSR is defined as:

•	A complete equipment failure - the System equipment or software does not handle any traffic and a manual intervention is needed to restore the equipment or software;
•
A major disturbance - disturbance in the System’s functionality resulting in a traffic capacity decreases of more than 30% of the entire System or an individual mobile switching center or base station controller;

•	A billing/charging function disturbance - the billing or charging function of the System equipment or software stops working or is seriously affected;
•	A complete loss of input/output capability (I/O) or communication for business critical System equipment or software.

•
High Severity CSRs are situations that may result in Emergencies if unresolved and include major problems or disturbances that affect the equipment or software in the System and require immediate action. Examples: Large restart / with reload, failure affecting billing, failure affecting connection with other operators, System crashes repeatedly or hangs, critical functionality is not available.

•
Medium -Severity CSRs are severe problems or disturbances affecting a specific area of functionality, but not the whole System. Examples: Small restarts, degraded performance or incorrect behavior with minor impact to the System, failure of alarms, limited O&M functionality.

•
Low Severity CSRs are general consultation and minor problems that have a minor effect on the functionality of the System equipment or software. Examples: Faults that do not disturb traffic or causes any loss of service, incorrect System printouts, documentation faults, minor design imperfections, operational questions.

(b) Help Desk. System support services for non-emergency CSRs relating to the System equipment or software shall be provided through the Help Desk via telephone at *** during the Normal Working Hours of 8:30 am - 5:00 pm RCC local time (limited to ET, CT, MT or PT) Monday to Friday, excluding all Ericsson holidays.

(c) Emergency Support. Support is provided by Ericsson for Emergency CSRs, as defined above, on a 24 hours a day, 7 days a week basis. Emergency CSR’s must be submitted to Ericsson via telephone, at ***. Emergency support consists of telephone support and may include on-site support (where, upon RCC's

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

written request for Emergency On-Site Support, Ericsson will dispatch a qualified technician to assist RCC with service restoration). It may also include the use of a remote connection to the node concerned, if authorized by RCC.

(d) Software Updates. Ericsson shall correct (e.g., by providing a patch, workaround or correction) any software error reported by RCC and reproducible by either party. Ericsson shall also provide RCC with all generally available Software Updates. As used herein, "Software Updates" means corrections to software faults, which will contain the appropriate load file, implementation instructions and user documentation and which will be tested, prior to supply thereof, on an appropriate System test plant. Effective January 1, 2007, Software Updates for TDMA will be limited to Emergency corrections for in-service performance-affecting faults.

1.1 Customer Service Request (CSR) Performance

In the event that Ericsson fails to meet the targeted CSR Performance Average (as specified in Table 2 below) during any calendar year of the Term, Ericsson shall issue RCC a credit toward the Annual System Support Fee calculated as follows:

Ericsson agrees to issue a credit when it fails to provide a Restoration to 90% of Emergency and High CSRs within the times listed in Table 1 in accordance with the applicable Accuracy specified therein (“CSR Performance). The CSR Performance Average, as set out in Table 2, will be measured as the CSR Performance with respect to all closed RCC-issued CSRs for all Emergency and High severity CSRs, combined.

Effective January 1, 2007, CSRs relating to TDMA equipment and software in the System will not be included in the calculation of CSR Performance Average for the purposes of determining annual credits due.

Effective January 1, 2008, CSRs relating to CDMA equipment and software in the System will not be included in the calculation of CSR Performance Average for the purposes of determining annual credits due.

1.2 CSR Performance Average.

At the end of the calendar year, and no later than January 31st of the following calendar year, Ericsson will issue to RCC a credit equal to the credit as set forth in Table 2; provided that in no event will the annual credit exceed ten percent (10%) of the Annual System Support Fee paid by RCC to Ericsson for the System.

If the annual credit exceeds ten percent (10%) of the Annual System Support Fee in any calendar year, RCC shall have the right to terminate this Scope of Work, subject to providing Ericsson with prior written notice of 30 days.

CSR Performance Average	Annual Credit based on Annual System Support Fee
90.00% or Better	***
85.00% - 89.99%	***
80.00 % to 84.99%	***
75.00% to 79.99%	***
Less than 74.99%	***

Table 2 - CSR Performance Average

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

2. Hardware Support

Hardware Support Services. Ericsson will provide RCC with the following hardware support services (“Hardware Support”) for the System (comprised of the network elements purchased by Customer from Ericsson and deployed by Customer in its network to the extent that Customer purchases Hardware Support for such network elements, but excluding the TDMA network elements), in accordance with the following:

(a)
Service Execution. The operative routine involved in the execution of the Hardware Support is defined in the Ericsson Hardware Services Logistics Guide, a current version of which has been provided to RCC under separate cover. This document describes what is required from RCC and Ericsson in order to obtain an efficient parts repair flow with fast and accurate lead times.

(b)
Description of Services. Ericsson shall, upon receipt of RCC's order for replacement of a faulty unit covered by this service, ship the replacement unit or the repaired unit within the stated Lead Time (see section 2.g).

(c)
Requests for Hardware Support. RCC shall obtain authorization for Hardware Support according to the then current Ericsson Hardware Services Logistics Guide. The order number assigned and issued by Ericsson shall be used as a reference number in any future correspondence regarding the order.

(d)
Shipping Routine. The faulty unit as specified in RCC's order for a repair or a replacement part shall be shipped by RCC to Ericsson at RCC's cost and in packing approved by Ericsson to the address specified in the Ericsson Hardware Services Logistics Guide.

(e)
Exclusions. Calibration of System components and spare parts, remains the responsibility of RCC, and is not provided by Ericsson. Consumables, such as lamps, fuses, batteries, cables, etc., are also excluded from the Hardware Support services. These parts may be ordered and purchased by RCC, at an additional charge. Faulty parts sent by RCC to Ericsson for replacement are not included in these Hardware Support services if any of the events listed below have occurred. Under such situations, RCC agrees to pay the then current list price (for part) minus any applicable discounts and credits as per the Agreement plus shipping cost for replacement of that part.

(i)	The part was not used and maintained under normal conditions in accordance with the documentation, information and advice furnished by Ericsson;
(ii)	The part was damaged from causes beyond normal wear and tear (e.g. floods, physical damage, accident, etc.);
(iii)	Hardware damaged through improper storage, misuse, mishandling, packing or repair by RCC or a third party;
(iv)	The part has been combined with other software or hardware other than as agreed to between the parties in writing;
(v)	An attempt to modify or repair the part by any party other than Ericsson has occurred;
(vi)
Defect, non-conformity or deviation caused by inter-working equipment not supplied or approved by Ericsson, or any engineering or installation not carried out by Ericsson, but not including customary interconnection by standard interfaces with other telephony equipment in a manner consistent with industry practices;

(f)	Limitations.
(i) Service requests for parts and materials that have passed last time buy will be repaired based on then current availability and corresponding lead time.
(ii) Emergency replacements are based on availability of the requested part in the local region where the part is required;

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

(iii) Emergency Replacements are shipped to destinations reachable within 24 hours from Ericsson’s supply location using standard and reasonable transportation as commercially available, unless other transportation is specifically agreed upon;
(iv) Delays in customs clearance and other circumstances beyond Ericsson’s control are not counted in the calculation of lead times;
(v) Repair capability is only available until January 1, 2007 for RBS 882, some units may be discontinued earlier;
(vi) Repair capability is only available until January 1, 2007 for BYB 202, some units may be discontinued earlier;

(g)
Performance. Standard spare parts replacement lead times (“Lead Times”) are calculated from Ericsson’s receipt of the faulty unit to the shipment of the replacement equipment from Ericsson’s supply location. Lead Times are measured in calendar days. The Lead Times for emergency parts replacement are calculated from the issuance of the return material authorization (RMA) by Ericsson, to the receipt of the replacement unit by RCC.

Hardware Support Services	Lead Time	Accuracy
Standard Spare Parts Replacement Service	21 Days	95%
Emergency Parts Replacement	24 Hours	Based upon availability

RCC may request an emergency parts replacement when it is experiencing a hardware failure affecting RCC end-user services, and no known available spare is in RCC’s possession. For emergency parts replacement service, RCC shall ship replaced item within 10 business days of receipt, or Ericsson will invoice RCC at the then current list price (for part) minus any applicable discounts as per the Agreement plus shipping cost for replacement of that part.

3. RCC Responsibilities

In order for Ericsson to be able to supply the Services under this Exhibit D, RCC must fulfill the following obligations. RCC shall:

(a)  Allow Ericsson to establish remote connection to RCC’s System whenever Ericsson deems necessary. Ericsson will receive authorization from RCC prior to establishing the connection. Remote connection must provide a secure transmission between Ericsson and RCC through encryption and tunneling techniques, such as a Remote Support Gateway (RSG). RCC and Ericsson shall test the Remote Connection prior to the commencement of the Services and periodically afterwards to ensure connectivity;

(b) Provide Ericsson with (i) information and documentation in connection with the current System’s software and hardware configuration and attached services and (ii) regular and accurate statistical information regarding the performance of the System as specified in the Procedures Manual;

(c)  Provide Ericsson with all necessary information and documentation required to perform its obligations under this SOW and to solve a CSR;

(d)  Allow Ericsson to perform periodic audits of the System for its network configuration;

(e)  Carry out the recommended operation and maintenance of the System and seek to remedy all faults which can reasonably be remedied and handle problems which can reasonably be handled without expert assistance from Ericsson;

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

(f) Keep an operational logbook and record of faults;

(g) Ensure its maintenance personnel are sufficient in number and have been adequately trained and are competent to carry out RCC's obligations stipulated;

(h) Appoint suitable personnel for the purpose of liaison with Ericsson relating to the Services;

(i) Maintain a security back up of RCC generated data/information in the System;

(j) Keep the System upgraded within the latest two major (2) software release levels;

(k) Provide Ericsson with full information during and after any incidents and CSRs. This includes, but is not limited to, information about network changes, addition or removal of network elements as well as any pertinent information about events leading up to an incident or CSR;

(l) Provide Ericsson’s service personnel, at no cost, with appropriate access to the System and, while at equipment site, with spare parts and applicable maintenance tools, operating supplies and consumable items such as paper, magnetic tapes, ribbons, cards, format tapes, disk cartridges and such similar items as RCC would use during normal operation;

(m) Provide consistent and reliable environmental conditions for the System, including, without limitation, temperature, humidity, earthquake control, weather and security, in accordance with the applicable specifications;

(n) Report, without delay, any changes to the System or in the conditions of its use that are likely to affect the Services provided by Ericsson under this Exhibit D;

(o)	Provide staff to conduct field testing after the loading of Software Updates; and

(p)	Implement Software Updates within 30 days for ACA’s (correction packages) and 5 days for ECA’s (emergency corrections) and emergency bulletins/flashes.

4. Fees

(a) Annual Support Fee. The annual support fee for the Services (except for the Emergency on-site support and Emergency Parts Replacement) includes the following:

1.1 CDMA ,GSM, WCDMA/UMTS Support Fees:
The fees for Support Services are set out in Exhibit A.

1.2 Ericsson shall conduct an annual CDMA and GSM audit at the end of each calendar year to identify each software and hardware element subject to this Exhibit D and calculate the CDMA and GSM Support Fees due for the following year. Ericsson shall provide this information (the “Audit Results”) to RCC and RCC shall independently verify it and advise Ericsson of its acceptance or rejection within 30 days of its receipt of the Audit Results, failing which RCC will be deemed to have accepted them. RCC shall have the right, subject to providing written notice of 120 days, to elect not to receive support services for any CDMA or GSM Hardware or Software elements by electing to remove such elements from the Audit Results. Once Ericsson receives the final Audits Results minus any CDMA and GSM Hardware or Software elements RCC elected to remove from the Audit Results, Ericsson shall provide a final quote to RCC for the CDMA and GSM Support Fees due for the following year (“Annual CDMA and GSM Support Fees”), RCC shall then issue Ericsson a PO and shall pay the Annual CDMA and GSM Support Fees in advance pursuant the PO.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

1.3 Each quarter Ericsson shall conduct an audit to identify any changes to the software and hardware subject to this SOW and calculate the CDMA and GSM Support Fees due to reflect the changes in the hardware and software (the “Quarterly Audit Results”). RCC shall independently verify the Quarterly Audit Results and advise Ericsson of its acceptance or rejection within 30 days of its receipt of the Quarterly Audit Results, failing which RCC will be deemed to have accepted them. Once the parties mutually agree to the changes in the CDMA and GSM software and hardware elements subject to this SOW and the corresponding Support Fees or upon acceptance or deemed acceptance of the Quarterly Audit Results, Ericsson shall, if applicable, provide a quote to RCC for the difference between the CDMA and GSM Support Fees due to reflect the changes in the hardware and software and the Annual CDMA and GSM Support Fees, and RCC shall, if applicable, issue a PO and shall pay in accordance with the PO.

(b) Emergency On-Site Support Fee In the event that at RCC‘s request, Ericsson provides on-site support to RCC, RCC will pay to Ericsson (i) a fee, on a time and material basis, at the rates according to the table below, (ii) the then current prices of the parts and materials provided by Ericsson to RCC in connection with such on-site support, (iii) the travel and living charges in connection with such on-site support as set out in the table below, and (iv) any out-of-pocket expenses incurred by Ericsson in connection with the on-site support. Ericsson will invoice RCC the stated fees at the completion of the on-site visit and payment will be made within 15 days of the date of the invoice. A minimum of 8 hours will be charged for each on-site visit.

On-site Support Prices
Item	Price	Description/Comment
Engineer	$***/hour	Minimum charge is eight hours. Travel and expenses are not included in this fee.
Living Expenses	$***/day	This fee is only applied if staff is not local to site assisted.
Air Travel Expense	$***/visit *	This fee is only applied if staff is not local to site assisted.
*Other travel expenses will be charged if applicable.

(c) Emergency Parts Replacement Service. In the event that at RCC‘s request, Ericsson provides Emergency Parts Replacement support to RCC, RCC will pay an emergency service expedite fee of $***for each replacement part delivered by Ericsson to RCC on an emergency basis. This fee is in addition to the Annual System Support Fee in section 1. For hard to reach destinations, additional transportation and customs fees may apply for Emergency Parts Replacement requests. Fees are due upon RCC’s receipt of the emergency replacement unit.

Emergency Parts Replacement
Service	Net Price
Emergency Parts Replacement	$ ***per item

All above fees are quoted in U.S. Dollars and exclude applicable taxes and net of any discount.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

EXHIBIT E

EXISTING SOFTWARE FEATURES

Purchased GSM BSS Software Features
Ericsson Part #	Description
Basic Software
INF 901 2351/U1	Centralized Operations Support SS+BSS; FM Complete (RC-3 BASIC)
Basic Software Features
Cellular Network Activity Manager (CNAM)
Database (DB)
X-Terminal Solution (XTERM)
TMOS Security Services (TSS)
TMOS Basic Service (TBS)
Geographical and logical Network Information Presentation (GNIP)
Standard Map (SMP)
OMC Flashboard (OMCFB)
Database Services (TDS)
OSS Client Solution (OCS)
Command Handler (CHA)
File Transfer and Management (FHA)
Element Management Accessories (EMA)
Basic Network Surveillance Interface Manager (BNSI-M)
Basic Network Surveillance Interface Agent (BNSI-A)
Fault Management Viewer (FMV)
Recovery and Diagnostic Tools (RDT)
CORBA Alarm IRP manager (CIRPM)
SNMP Manager (SNMPM)
Text Alarm Toolkit, Runtime (TXTR)
Basic OSS Administration (BOA)
Command Handling, Winfiol (WFIOL)
External Access Module (EAM)
Fault Management Basic (FMB)
Premium Feature Package
INF 202 1325/NC1	BTS Configuration Management (BCM) SS+BSS
INF 202 1328/NC1	Measurement Result Recording (MRR) SS+BSS
INF 202 1338/NC1	Network Statistics Analyzer (NWS-A) SS+BSS
INF 202 1342/NC1	Performance Statistical Alarms (PSA) SS+BSS
INF 202 1318/NC1	Radio Network Recording (RNR) SS+BSS
INF 202 1340/NC1	Statistical Gateway (SGw) SS+BSS
INF 202 1051/NU	Report Generator, Business Objects
INF 202 1341/NC1	Statistical Data Mart (SDM) SS+BSS
INF 202 1339/NC1	Statistical Measurement Initiator and Administration (SMIA) SS+BSS
FAJ 122 474	Frequency Allocation Support Upgrade
FAJ 122 477	Neighboring Cell Support - GSM, Upgrade
FAJ 122 631	Traffic Estimation Tool, Upgrade

Purchased GSM BSS Software Features
Ericsson Part #	Description
Basic Software
FAP 131 177	BSS Basic R12 SW Package
FAJ 121 21 /1	BTS - Short Time to Operation
FAJ 121 22 /1	Support of AXE 810 - APG40
FAJ 121 23 /1	Support of AXE 810 - APT1.5
FAJ 121 24 /1	Increased Capacity on Abis
FAJ 121 26 /1	Transcoder Pool Handling
FAJ 121 27 /1	Easy Handling of Managed Objects
FAJ 121 28 /1	BSS R9 System Improvements
FAJ 121 30 /1	High Speed Signaling Link
FAJ 121 050/1	BSS R9.1 System Improvements
FAJ 121 054	Frequency Hopping on 32 Frequencies
FAJ 122 1093/1	Local Synchronization Reference
FAJ 122 117/1	Flexible Channel Allocation
FAJ 122 151/2	Software Load of RBS 2000
FAJ 122 152/2	Flexible SDCCH Handling
FAJ 122 155/2	Software Load of RBS 200
FAJ 122 165/1	RBS 2000 Digital Path Supervision
FAJ 122 180/2	Channel Event Recording
FAJ 122 181/1	Handover of Traffic at Channel Blocking
FAJ 122 195/1	Alarm Co-ordination
FAJ 122 197/1	Alarm Suppression
FAJ 122 199/2	Improved Configuration of BTSs
FAJ 122 200/1	Improved RBS 200 Software Download
FAJ 122 202/1	Data Channels
FAJ 122 204/1	Support of A5/1 Ciphering Algorithm
FAJ 122 205/1	Manual Access Control
FAJ 122 209/2	Handover in BSS
FAJ 122 210/2	Paging
FAJ 122 212/1	Radio Link Failure Supervision
FAJ 122 213/1	Diversity
FAJ 122 219/1	Traffic Channels Submultiplexing (3 PCM Time Slots per TRX)
FAJ 122 220/3	Supported Combinations of Channel Types per TRX
FAJ 122 221/1	Switch in RBS 200 (Transmission Radio Interface)
FAJ 122 226/1	AXE 10/IOG 11 Interface Towards OSS
FAJ 122 231/2	BSC Supervision Functions
FAJ 122 233/3	Call Path Tracing in BSC
FAJ 122 238/8	Traffic and Event Measurements in BSC
FAJ 122 239/5	Cell Traffic Recording
FAJ 122 240/1	Processor and Exchange Load Measurements in BSC
FAJ 122 245/1	Automatic Reconfiguration of BCCH and SDCCH
FAJ 122 246/1	Automatic Reconfiguration of TRAUs (Transcoders)
FAJ 122 247/1	Redundant Control of TRIs
FAJ 122 252/1	Subscriber Identity Confidentiality, Use of TMSI
FAJ 122 253/1	Support for SMS Point-to Point in BSS
FAJ 122 259/6	Locating
FAJ 122 264/1	Loudness Adjustment in TRAU
FAJ 122 267/1	Multiple Cells per TG
FAJ 122 273/2	Initiation Handling of Cells
FAJ 122 274/2	RBS 200 Digital Path
FAJ 122 276/1	TRH Load Regulation
FAJ 122 279/2	Undefined Neighbouring Cells Recording
FAJ 122 281/1	Standby Synchronization of the TRI
FAJ 122 282/1	TRH Redundancy
FAJ 122 285/1	Combined Control Channels
FAJ 122 286/1	Assignment to Another Cell
FAJ 122 294/1	TRA Software Handling
FAJ 122 296/3	Transceiver Tester (TRXT) Controlled by BSC
FAJ 122 299/4	Mobile Traffic Record
FAJ 122 300/1	Back-up in Main Store
FAJ 122 305/1	TRA in Pool Handling
FAJ 122 306/1	BSS Connectivity Test
FAJ 122 309/1	PCM-B Transmission Link
FAJ 122 311/1	Dynamic Allocation of Transcoder Resources
FAJ 122 313/2	Release of Sequential Events (FORLOPP)
FAJ 122 314/2	Shorter Speech Interrupts at Handover
FAJ 122 316/1	MNC Expansion
FAJ 122 352/1	Multidrop at RBS 2301 (Micro)
FAJ 122 37/1	Selective Restart
FAJ 122 382/1	Increased number of neighbouring cells
FAJ 122 385/1	2 Mbit/s E1/G.703 Long Haul
FAJ 122 393/1	Multidrop at RBS 2000 (Macro)
FAJ 122 396/2	Active BA-list Recording
FAJ 122 397/1	Cell Relocation Support Between BSCs
FAJ 122 416/1	Handling of Synchronization Reference
FAJ 122 426/1	Handling of RBS Capabilities
FAJ 122 431/1	Support for Special Cell Configurations
FAJ 122 442/1	Improved Handling of Emergency Calls in RBS
FAJ 122 443/1	TRC-BSC Overload Control
FAJ 122 445/2	Managed Object Recovery
FAJ 122 446/1	Improved BSC-OSS Interworking
FAJ 122 447/2	Increased Paging Capacity
FAJ 122 453/1	Handling of External RBS Hardware
FAJ 122 516/1	Year 2000 compliance
FAJ 122 548/1	System Information, GSM Phase 2
FAJ 122 549/1	GSM Phase 2 Support
FAJ 122 550/1	Switch in RBS 2000 (DXU)
FAJ 122 557/2	Remote function change
FAJ 122 557/3	Remote function change
FAJ 122 580/1	Overload Protection in TRH
FAJ 122 581/1	Flexible Alarm Classification
FAJ 122 584/1	TMA dual alarm
FAJ 122 59/1	TRH Load Distribution
FAJ 122 610/1	Supervision of Digital Paths Connected to the BTS
FAJ 122 699/1	Mix of ETC-Types in BSC
FAJ 122 700/1	BTS Backwards compatibility
FAJ 122 720/1	Enhanced BTS Program & Load of RBS 2000
FAJ 122 830/1	External Alarm Connection and Presentation Locally at Site
FAJ 122 87/1	Support of 1,020 TRXs
FAJ 122 879/1	Optimized default allocation of MAIO
FAJ 122 893/1	AXE Hardware Inventory in BSC
FAJ 122 904/1	Double BCCH Allocation (BA) Lists
FAJ 122 908/1	Support for New BTS
FAJ 122 913/1	Immediate Assignment of TCH
FAJ 122 915/1	Channel Administration
FAJ 122 923/1	Differential Channel Allocation
FAJ 122 994/1	Support of A5/2 Ciphering Algorithm
BSS Premium Software - Software CAP Features
BSS Premium Software Package
FAJ 121 052/1	Multi Band BSC
FAJ 121 053/1	Multi Band Services
FAJ 121 055/1	AMR
FAJ 121 056	GPRS coding scheme 3 and 4
FAJ 121 060/1	Flexible Priority Handling of Packet DataChannels
FAJ 122 067/1	LAPD Concentration
FAJ 122 072/1	OMT License (BSS R9)
FAJ 122 078/1	Transmitter Coherent Combining (TCC)
FAJ 121 32/1	Quality of Service & Scheduling/64kbps
FAJ 121 50/1	Real Time Event Data
FAJ 121 51/2	Flexible Positioning Support
FAJ 121 52/1	Extended Range Cell 121 km
FAJ 121 53/1	BCCH in Overlaid Subcell
FAJ 122 89/1	LAPD Multiplexing, RBS 2000
FAJ 122 256/1	Discontinuous Transmission (DTX) Uplink
FAJ 122 260/3	Dynamic MS Power Control
FAJ 122 284/5	SMS Cell Broadcast
FAJ 122 287/1	Discontinuous Transmission (DTX) Downlink
FAJ 122 288/1	Frequency Hopping
FAJ 122 289/1	Handover of SDCCH Priced
FAJ 122 290/2	Intra-cell Handover
FAJ 122 315/1	Half Rate Channels
FAJ 121 329/1	Enhanced Full Rate (EFR)
FAJ 122 344/1	Transmission Performance
FAJ 122 345	Remote Operation and Maintenance Terminal
FAJ 122 357/1	1.5 Mbit/s T1/DS1 Long Haul
FAJ 122 381/1	NF 381.1 Adaptive Config of SDCCHs-
FAJ 122 395/1	Frequency Allocation Support
FAJ 122 398/1	Frequency re-configuration with minimum disturbance
FAJ 122 399	Statistics Based on Measurement Results
FAJ 122 428/1	Advanced Handling of Fast Moving Mobiles
FAJ 122 429/1	Handover Power Boost
FAJ 122 430/1	Dynamic Overlaid/Underlaid Subcells
FAJ 122 433/1	Efficient Priority Handling
FAJ 122 435/1	Support of Remote BSC
FAJ 122 438/2	High Speed Circuit Switched Data (HSCSD)
FAJ 122 524/1	TX - Diversity (2301 only)
FAJ 122 534/1	TX Diversity (BSC SW)
FAJ 122 572/2	GPRS Support per 64kbps
FAJ 122 573/1	HCS supprt for m-layered ntwrks
FAJ 122 574/1	14.4 kbit/s Circuit Switched Data
FAJ 122 582/2	Dynamic Half Rate Allocation
FAJ 122 583/1	SQS, Speech quality supervision
FAJ 122 594/1	Software Power Boost
FAJ 122 639	Mobile Crosstalk Control (MCC)
FAJ 122 854/1	RBS 2000 synchronisation
FAJ 122 870/1	Flexible MAIO Management
FAJ 122 909/1	Idle Channel Measurement
FAJ 122 910/3	Dynamic BTS Power Control
FAJ 122 911/1	Cell Load Sharing
FAJ 121 588	U-TDOA Support (Lb+ interface) - Added ($170)
INF 902 1817/1	Support for 1024 cells in BSC - Added 2006 Addendum

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

BSS Premium Optional Software Features - Purchased on some sites
FAJ 121 353/1	AMR Power Control
FAJ 121 358/1	AMR Half Rate
FAJ 121 31/1	EDGE SW including BTS EDGE SW and BSC EGPRS SW
FAJ121589/1	ECGI Support in BSC per tru
FAJ121588/1	ECGI Support in BSC per tru

Purchased MSC Software
Ericsson Part #	Description
Basic Software
FAP 131 138	MSC Basic R12 SW
FAJ 122 01/2	Basic Traffic Control in MSC/VLR
FAJ 122 04/1	Roaming in MSC/VLR
FAJ 122 06/1	Call Routing
FAJ 122 07/1	IMSI Attach/Detach
FAJ 122 08/2	Basic Mobile Switching Services
FAJ 122 09/1	DTMF Signalling
FAJ 122 17/6	Handover in MSC/VLR
FAJ 122 18/4	Basic Security Features in MSC/VLR
FAJ 122 24/3	Administration of Data in MSC/VLR
FAJ 122 31/1	MS Purging in MSC/VLR
FAJ 122 33/4	Performance Management in MSC/VLR
FAJ 122 35/3	Handling of Reset in MSC/VLR
FAJ 122 36/3	Tracing
FAJ 122 42/1	Activity Supervision
FAJ 122 52/6	Base Station System Application Part in MSC/VLR
FAJ 122 120/2	ANSI ISUP
FAJ 122 131/1	Definition of Geographical Locations
FAJ 122 132/1	Provision of Location
FAJ 122 158/1	Load Management
FAJ 122 159/2	Test and Fault Management
FAJ 122 175/1	Analogue Test Telephone
FAJ 122 188/1	GSM phase 2 signalling for supplementary services
FAJ 122 222/3	Support of Multiple Speech Coders
FAJ 122 295/1	Automatic Lifeline Testing
FAJ 122 296/1	Automatic Backup Handling
FAJ 122 328/1	MNC Expansion
FAJ 122 341/1	Application Modularity (AM) in AXE
FAJ 122 379/1	ISUP Monitor
FAJ 122 479/1	7-Digit Dialing
FAJ 122 598/3	Remote Software Change
FAJ 122 623/1	Keeping of VLR Data
FAJ 122 662/1	Duplication of Recordable Phrases
FAJ 122 826/1	Back-Up in Main Store
FAJ 122 880/1	TCP/IP support in MSC
FAJ 122 897/1	AXE Hardware Inventory
FAJ 122 919/1	Common Channel Signalling System No. 7, ITU Type
FAJ 122 920/1	Common Channel Signalling System No. 7, ANSI Type
FAJ 122 922/4	Mobile Application Part (MAP)
FAJ 122 926/5	AXE Hardware Supported by MSC/VLR
FAJ 122 948/1	Roaming between GSM and WCDMA
FAJ 122 949/2	Media Gateway Selection
FAJ 122 953/1	Datacom Base
FAJ 122 957/2	Basic Charging
FAJ 122 1017/1	Message at Call Set-up
FAJ 122 1030/1	Support for Automatic Correction Deployment
FAJ 122 1071/1	Equal Access in MSC
FAJ 122 1073/1	Feature Group B and D
FAJ 122 1076/1	Transmission Maintenance of T1
FAJ 122 1086/1	SS7 Performance Management
FAJ 122 1087/1	R1 Signaling
FAJ 122 1132/2	Release of sequential events (Forlopp)
FAJ 122 1150/1	Propagation Delay Determination Procedure in MTS
FAJ 122 1151/3	ETSI-ISUP (ISUP 4.6)
FAP 131 137	MSC Extended Basic R10 SW Package
FAJ 122 03/1	Transmission Performance Supervision of T1 Trunks
FAJ 122 11/3	Call Forwarding Services in MSC/VLR
FAJ 122 13/2	Call Barring Services in MSC/VLR
FAJ 122 20/1	Accounting
FAJ 122 55/1	Announcement on ringtone time out
FAJ 122 68/2	Fax Service
FAJ 122 69/2	Call Waiting and Call Hold
FAJ 122 90/1	Multi Party Service
FAJ 122 91/2	Calling Line Identification Services
FAJ 122 93/3	Operator Determined Barring in MSC/VLR
FAJ 122 97/1	Announcement at Disconnection (Post Answer)
FAJ 122 99/1	Routing of Call from a Grey listed IMEI
FAJ 122 108/1	FTAM
FAJ 122 141/1	SS7 Supervision
MSC Premium Software - Software CAP Features
MSC Premium Software Package
FAJ 122 15/4	Advice of Charge in MSC/VLR
FAJ 122 63/1	National Roaming
FAJ 122 66/5	Short Message Services
FAJ 122 73	Single Personal Number in MSC/VLR
FAJ 122 85/1	MAP based interface MSC/VLR-EIR
FAJ 122 86/2	MAP based interface MSC/VLR-SMS-C
FAJ 122 95/2	Dual Numbering in MSC/VLR
FAJ 122 129	Geographical Differentiated Charging
FAJ 122 130/1	Handling of Half Rate
FAJ 122 138/1	Local Subscription
FAJ 122 139/1	Regional Subscription
FAJ 122 177	Unstructured SS Data in MSC/VLR
FAJ 122 207	Support of Multiple Frequency Bands in MSC/VLR
FAJ 122 329/1	Support for Subscription Type Dependent Analysis
FAJ 122 339	HLR Initiated Call Tear Down
FAJ 122 354/1	Linking of Call Data Records in MSC and SSF
FAJ 122 448/1	Linking of Call Data Records Inter - MSC
FAJ 122 460/1	Account Codes in MSC/VLR
FAJ 122 468	Local Number Portability
FAJ 122 469	Mobility Related Triggers in MSC/VLR
FAJ 122 493	Call in Progress Tone
FAJ 122 500/1	Geographic Co-ordinates in MSC/VLR
FAJ 122 514/1	ANSI-/ITU SCCP Overhead Converter
FAJ 122 525/2	FCC E911 Service
FAJ 122 535/2	Event Triggered Call Data Record
FAJ 122 568/4	Legal Intercept in MSC/VLR
FAJ 122 587/1	IAS Central Access Server
FAJ 122 611	Support of GPRS Mobiles in Operation Mode Aor B
FAJ 122 619/1	eMLPP
FAJ 122 624/2	Support of Mobile Traffic Recording
FAJ 122 861/1	Enhanced Emergency Call Routing
FAJ 122 883	Flexible Varable Phase handling for Announcement Services
FAJ 122 898/1	Mobile Cross-Talk Control for Echo Cancellers
FAJ 122 899/2	Radio Network Call Release Reason in CDR
FAJ 122 927/1	Gateway Message Screening
FAJ 122 935/1	Internet IWF
FAJ 122 954	High Speed datacom Service
FAJ 122 984	Hot Billing
FAJ 122 1009/1	SMS Contents Based Charging
FAJ 122 1011/2	Positioning
FAJ 122 1016	Support of Equivalent PLMN
FAJ 122 1021	Support for Text Telephony (TTY)
FAJ 122 1117	Mobile Subscriber Priority Level for Channel Allocation
FAJ 122 1131/1	Enhanced IMEI check
FAJ 122 1155/4	Circuit Pool Handling
FAJ 122 1157	Indication of Mobile Tariff Area to Mobile Subscriber
FAJ 122 1159/1	Supervision and disconnection of long duration cal
FAJ 121 301/1	CAMEL Phase 3 Support (Added 2006)
FAJ 121 331/1	Optimal Routing at Late Call Forwarding (Added 2006)
FAJ 121 396/1	Wireless Priority Service - Initial Operating Capability (Added 2006)
FAJ 122 499/1	Extended CAMEL Support (Added 2006)
FAJ 122 618/2	CAMEL Phase 2 Support (Added 2006)

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

RCC and Ericsson Confidential & Proprietary
Restated and Amended Master Purchase Agreement

CONFIDENTIAL TREATMENT REQUESTED Exhibit 10.11(c) Redacted

EXHIBIT F

REDACTED COPY
OF
RESTATED AND AMENDED MASTER PURCHASE AGREEMENT

See Attached.